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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              RED ROOF INNS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                              RED ROOF INNS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 17, 1998
[RED ROOF INNS LOGO]

To the Stockholders of
RED ROOF INNS, INC.:

     Notice is hereby given that the Annual Meeting of Stockholders of Red Roof Inns, Inc. (the "Company") will be held at The Trueman Club Hotel, 900 East Dublin-Granville Road, Columbus, Ohio 43229-2452, on Thursday, December 17, 1998, at 10:00 a.m., local time, for the following purposes:

          1. To elect three Class III directors, each to hold office for a three-year term and until a successor is duly elected and qualified;

          2. To consider and vote upon a proposal to amend the 1996 Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance thereunder;

          3. To consider and vote upon a proposal to amend the Amended and Restated 1994 Management Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder;

          4. To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors for the 1998 fiscal year; and

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on November 5, 1998 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof.

     In order that your shares may be represented at this meeting and to assure a quorum, please sign and return the enclosed proxy promptly. A return addressed envelope, which requires no postage, is enclosed. In the event you are able to attend and wish to vote in person, at your request we will cancel your proxy.

                                          By Order of the Board of Directors,

                                          ALAN L. TALLIS
                                          Secretary

Dated: November 13, 1998

[RED ROOF INNS LOGO]
              RED ROOF INNS, INC.
              4355 Davidson Road, Hilliard, Ohio 43026-2491

                        -------------------------------

                                PROXY STATEMENT
                        -------------------------------

                                    GENERAL

     This Proxy Statement is being furnished to the holders of shares of common stock, $.01 par value (the "Shares"), of Red Roof Inns, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") to be used at the Company's 1998 Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Trueman Club Hotel, 900 East Dublin-Granville Road, Columbus, Ohio 43229-2452, on Thursday, December 17, 1998, at 10:00 a.m., local time, for the purposes set forth on the accompanying Notice of Annual Meeting.

     The approximate date on which this Proxy Statement, Notice of Meeting and the form of proxy will be first sent to stockholders is November 13, 1998.

     The close of business on November 5, 1998 has been fixed as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On the Record Date, there were outstanding and entitled to vote 27,332,885 Shares. In addition, the Company owns 1,245,962 Shares in treasury.

     On any matter submitted to a stockholder vote, each stockholder will be entitled to one vote, in person or by properly executed proxy, for each Share registered in the stockholder's name on the books of the Company as of the Record Date. Unless contrary instructions are given, the persons designated as proxy holders in the form of proxy will vote for the slate of nominees proposed by the Board; for the increase in the number of Shares available for issuance under the 1996 Employee Stock Purchase Plan; for the increase in the number of Shares available for issuance under the Amended and Restated 1994 Management Equity Incentive Plan; for the ratification of Deloitte & Touche LLP as the Company's independent accountants and auditors for the 1998 fiscal year; and as recommended by the Board with regard to all other matters or, if no such recommendation is given, in their own discretion. Under Delaware General Corporation Law and the Company's By-Laws, (a) a plurality of the votes of the outstanding Shares entitled to vote and present, in person or by properly executed proxy, will be required to elect a nominated director; (b) the affirmative vote of the holders of at least a majority of the Shares entitled to vote will be required to increase the number of Shares available for issuance under the 1996 Employee Stock Purchase Plan; (c) the affirmative vote of the holders of at least a majority of the Shares entitled to vote and present, in person or by properly executed proxy, will be required to increase the number of Shares available for issuance under the Amended and Restated 1994 Management Equity Incentive Plan; and (d) the affirmative vote of the holders of at least a majority of the Shares entitled to vote and present, in person or by properly executed proxy, will be required to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors for fiscal year 1998.

     Any proxy may be revoked at any time prior to its exercise by delivery to the Company of a subsequently dated proxy or by giving notice of revocation to the Company in writing or in open meeting. A stockholder's presence at the Annual Meeting does not by itself revoke the proxy.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth certain information as of November 5, 1998, with respect to those persons known by the Company to be the beneficial owners of 5% or more of the Company's outstanding Shares.

                                                            SHARES BENEFICIALLY
           NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNED (1)         PERCENT (6)
           ------------------------------------             -------------------    -----------
Morgan Stanley Real Estate Fund, Inc. (2)(3)                    12,872,640            47.10%
  1585 Broadway, New York, New York 10036
Morgan Stanley Real Estate Investment Management, Inc.
  (2)(4)                                                         5,527,360            20.22%
  1585 Broadway, New York, New York 10036
Longleaf Partners Realty Fund,                                   2,153,400             7.88%
  a series of Longleaf Partners Funds Trust (5)
  6410 Poplar Avenue, Suite 900, Memphis, TN 38119

---------------

(1) Except as otherwise indicated in the notes to this table, the persons named in the table have sole voting and investment power with respect to the Shares owned by them.

(2) Michael E. Foster, John A. Henry, William M. Lewis, Jr. and Owen D. Thomas, directors of the Company, are employed in various capacities by Morgan Stanley Dean Witter & Co., Morgan Stanley Real Estate Fund, Inc., Morgan Stanley Real Estate Investment Management, Inc. or one or more of their affiliated entities. Morgan Stanley Real Estate Fund, Inc. and Morgan Stanley Real Estate Investment Management, Inc. disclaim beneficial ownership of any Shares owned by these directors.

(3) Morgan Stanley Real Estate Fund, Inc. has voting control of the affairs of MSREF I, L.L.C., the general partner of The Morgan Stanley Real Estate Fund, L.P., the record owner of the 12,872,640 Shares shown above, and has voting and investment power with respect to such Shares. Morgan Stanley Real Estate Fund, Inc. is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

(4) Morgan Stanley Real Estate Investment Management, Inc. has voting control of the affairs of MSREF I-Co, L.L.C., the general partner of Morgan Stanley Real Estate Co-Investment Partnership II, L.P., the record owner of 4,625,760 Shares, is investment manager with respect to 901,600 Shares, and has voting and investment power with respect to all such Shares. Morgan Stanley Real Estate Investment Management, Inc. is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

(5) Based on information provided by Southeastern Asset Management, Inc., investment advisor to Longleaf Partners Realty Fund, a series of Longleaf Partners Funds Trust, an open-end management investment company registered under the Investment Company Act of 1940. Longleaf Partners Realty Fund and Southeastern Asset Management, Inc. and O. Mason Hawkins (Chairman and Chief Executive Officer of Southeastern Asset Management, Inc.) have joint voting and investment power with respect to the 2,153,400 Shares shown above. Southeastern Asset Management, Inc. and O. Mason Hawkins disclaim beneficial ownership of the Shares owned by Longleaf Partners Realty Fund.

(6) Percentage of ownership is calculated on a net basis excluding treasury shares held by the Company.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The number of directors currently is fixed at nine. The Board is divided into three classes, Class I, Class II and Class III, with three directors in each class. Directors in each class are elected to three-year terms. The term of office of one class of directors expires each year at the Annual Meeting of Stockholders and at such time as their successors are duly elected and qualified. Class I directors consist of Thomas E. Dobrowski and John A. Henry. David N. Chichester resigned as a Class I director effective October 6, 1998. As of the date hereof, the Board has not filled the Class I director vacancy created by Mr. Chichester's resignation. Class II directors consist of Francis
W. Cash, Edward D. Powers and Owen D. Thomas. Class III directors consist of Michael E. Foster, William M. Lewis, Jr. and Judith A. Rogala.

     Two of the current directors were appointed by the Board to fill vacancies created by resignations. James M. Allwin resigned as a Class III director effective May 6, 1998. At its meeting on May 6, 1998, the Board nominated and appointed Michael E. Foster to fill the Class III director vacancy created by Mr. Allwin's resignation. C. William Hosler resigned as a Class I director effective February 4, 1998. At its meeting on February 24, 1998, the Board nominated and appointed John A. Henry to fill the Class I director vacancy created by Mr. Hosler's resignation. The three Class III incumbent directors, Michael E. Foster, William M. Lewis, Jr. and Judith A. Rogala, have been nominated for re-election.

     There is no cumulative voting in the election of directors. The three nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes will not be counted in determining the votes cast in the election of directors and will not have a positive or negative effect on the election.

     Unless otherwise specified in the accompanying proxy, the Shares voted pursuant thereto will be voted FOR each of the persons named below as nominees for election as directors.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE PERSONS NAMED BELOW AS NOMINEES FOR ELECTION AS DIRECTORS.

                              CLASS III DIRECTORS
                            (NOMINEES FOR ELECTION)

          NAME OF                                                  DIRECTOR       SHARES
     NOMINEE/DIRECTOR                                               OF THE     BENEFICIALLY
      AND POSITION(S)                PRINCIPAL OCCUPATION (S)      COMPANY        OWNED        % OF
       WITH COMPANY          AGE    DURING PAST FIVE (5) YEARS      SINCE       (1)(2)(3)      CLASS
     ----------------        ---    ---------------------------    --------    ------------    -----
Michael E. Foster            50     Joined Morgan Stanley & Co.      1998          0             0
  Director                          Incorporated in August 1994
                                    as Director of Morgan
                                    Stanley Real Estate Funds
                                    and became Principal of
                                    Morgan Stanley & Co.
                                    Incorporated in December
                                    1995. Vice President of
                                    Goldman Sachs & Co.'s
                                    Whitehall Fund's Asset
                                    Management Group from June
                                    1987 to December 1993.
                                    Served as a Consultant to
                                    American Multi Family Trust
                                    from January 1994 to August
                                    1994. Member of the
                                    National Association of
                                    Real Estate Investment
                                    Trusts, the Urban Land
                                    Institute, the
                                    International Council of
                                    Shopping Centers and the
                                    Real Estate Board of New
                                    York.
William M. Lewis, Jr.        42     Joined Morgan Stanley & Co.      1995          0             0
  Director                          Incorporated in 1978 and is
                                    currently a Managing
                                    Director. Chief Operating
                                    Officer of Morgan Stanley
                                    Realty since 1994 and
                                    President of Morgan Stanley
                                    Real Estate Fund, Inc.
                                    since 1995. Co-Head of
                                    Global Mergers and
                                    Acquisitions since February
                                    1997. Member of the Urban
                                    Land Institute, the
                                    National Association of
                                    Real Estate Investment
                                    Trusts and the
                                    International Council of
                                    Shopping Centers.

          NAME OF                                                  DIRECTOR       SHARES
     NOMINEE/DIRECTOR                                               OF THE     BENEFICIALLY
      AND POSITION(S)                PRINCIPAL OCCUPATION (S)      COMPANY        OWNED        % OF
       WITH COMPANY          AGE    DURING PAST FIVE (5) YEARS      SINCE       (1)(2)(3)      CLASS
     ----------------        ---    ---------------------------    --------    ------------    -----
Judith A. Rogala             57     President of Aramark             1997          3,000(4)      *
  Director                          Uniform Services since
                                    October 1997. Consultant to
                                    Office Depot, Inc. from
                                    February 1997 to October
                                    1997. Executive Vice
                                    President, Business
                                    Services Division of Office
                                    Depot, Inc. from June 1994
                                    to February 1997.
                                    President, Chief Executive
                                    Officer and Director of
                                    EQ -- The Environmental
                                    Quality Company, from
                                    August 1992 to May 1994.
                                    Director of Butler
                                    Manufacturing Co. since
                                    April 1989.

     Set forth below is information relating to directors whose terms will continue after the Annual Meeting:

                               CLASS I DIRECTORS
                              (TERMS EXPIRE 1999)

          NAME OF                                                  DIRECTOR       SHARES
     NOMINEE/DIRECTOR                                               OF THE     BENEFICIALLY
      AND POSITION(S)                PRINCIPAL OCCUPATION (S)      COMPANY        OWNED        % OF
       WITH COMPANY          AGE    DURING PAST FIVE (5) YEARS      SINCE       (1)(2)(3)      CLASS
     ----------------        ---    ---------------------------    --------    ------------    -----
Thomas E. Dobrowski          55     Managing Director, Real          1994          0             0
  Director                          Estate and Alternative
                                    Investments at General
                                    Motors Investment
                                    Management Corporation
                                    since December 1994.
                                    Director, Real Estate
                                    Natural Resource
                                    Investments of General
                                    Motors Investment
                                    Management Corporation from
                                    March 1992 to November
                                    1994. Serves on the
                                    partnership committee of
                                    Taubman Realty Group
                                    Limited Partnership, the
                                    operating partnership of
                                    Taubman Centers, Inc.
                                    Director of Manufactured
                                    Home Communities, Inc. and
                                    the Pension Real Estate
                                    Association. Serves on the
                                    advisory committees of
                                    Morgan Stanley Real Estate
                                    Fund, Inc. and Trammell
                                    Crow Equity Partners II.

          NAME OF                                                  DIRECTOR       SHARES
     NOMINEE/DIRECTOR                                               OF THE     BENEFICIALLY
      AND POSITION(S)                PRINCIPAL OCCUPATION (S)      COMPANY        OWNED        % OF
       WITH COMPANY          AGE    DURING PAST FIVE (5) YEARS      SINCE       (1)(2)(3)      CLASS
     ----------------        ---    ---------------------------    --------    ------------    -----
John A. Henry                32     Joined Morgan Stanley & Co.      1998          0             0
  Director                          Incorporated in 1988 and in
                                    December 1996 became Vice
                                    President of Morgan Stanley
                                    & Co. Incorporated and
                                    Morgan Stanley Realty
                                    Incorporated. Chief
                                    Financial Officer of Morgan
                                    Stanley Real Estate Funds.
                                    Has held various positions
                                    at Morgan Stanley & Co.
                                    Incorporated in corporate
                                    finance, real estate
                                    investment banking and real
                                    estate principal investing.

                               CLASS II DIRECTORS
                              (TERMS EXPIRE 2000)

          NAME OF                                                  DIRECTOR       SHARES
     NOMINEE/DIRECTOR                                               OF THE     BENEFICIALLY
      AND POSITION(S)                PRINCIPAL OCCUPATION (S)      COMPANY        OWNED        % OF
       WITH COMPANY          AGE    DURING PAST FIVE (5) YEARS      SINCE       (1)(2)(3)      CLASS
     ----------------        ---    ---------------------------    --------    ------------    -----
Francis W. Cash              56     Chairman of the Board of         1995        245,400(5)      *
  Chairman of the Board,            the Company since June
  President, and Chief              1996. President, Chief
  Executive Officer                 Executive Officer and
                                    Director of the Company
                                    since July 1995. President,
                                    Chief Operating Officer and
                                    Director of NovaCare, Inc.
                                    from October 1992 to June
                                    1995. Held various
                                    executive positions at
                                    Marriott Corporation from
                                    December 1973 to September
                                    1992.
Edward D. Powers             66     Chairman and Chief               1996         14,000(6)      *
  Director                          Executive Officer of Powers
                                    Holdings, Inc. since 1988.
                                    Powers Holdings, Inc. has
                                    two divisions, Curtis
                                    Electronics and Firebrick
                                    Engineers, Inc. Director of
                                    ARM Financial Group, Inc.,
                                    a holding company for
                                    National Integrity
                                    Insurance Company, since
                                    1993.

          NAME OF                                                  DIRECTOR       SHARES
     NOMINEE/DIRECTOR                                               OF THE     BENEFICIALLY
      AND POSITION(S)                PRINCIPAL OCCUPATION (S)      COMPANY        OWNED        % OF
       WITH COMPANY          AGE    DURING PAST FIVE (5) YEARS      SINCE       (1)(2)(3)      CLASS
     ----------------        ---    ---------------------------    --------    ------------    -----
Owen D. Thomas               37     Managing Director of Morgan      1996          0             0
  Director                          Stanley & Co. Incorporated
                                    since December 1995.
                                    Director of Acquisitions
                                    for The Morgan Stanley Real
                                    Estate Fund, L.P. since May
                                    1994. Member of the Urban
                                    Land Institute and the
                                    National Multi-Housing
                                    Council.

---------------

* Indicates ownership of less than 1%.

(1) Beneficial ownership as of November 5, 1998. Except as otherwise indicated in the notes to this table, the persons named in the table have sole voting and investment power with respect to all Shares beneficially owned by them. This table does not include options for Shares which are not currently exercisable and will not be exercisable within 60 days of November 5, 1998.

(2) Morgan Stanley Real Estate Fund, Inc. and Morgan Stanley Real Estate Investment Management, Inc. are principal stockholders of the Company. See "Principal Holders of Voting Securities." Thomas E. Dobrowski, Michael E. Foster, John A. Henry, Owen D. Thomas and William M. Lewis, Jr. disclaim beneficial ownership of Shares beneficially owned by Morgan Stanley Real Estate Fund, Inc. and Morgan Stanley Real Estate Investment Management, Inc.

(3) The number of Shares beneficially owned by all directors and executive officers as a group (10 persons) as of November 5, 1998 was 354,394 (1.28%). This does not include 68,250 Shares beneficially owned (including 66,250 Shares underlying options currently exercisable or exercisable within 60 days of November 5, 1998 and excluding options for Shares which are not currently exercisable and will not be exercisable within 60 days of November 5, 1998) by David N. Chichester, who resigned as a director and as Executive Vice President and Chief Financial Officer of the Company effective October 6, 1998. Alan L. Tallis, Executive Vice President-Development, General Counsel and Secretary, beneficially owns 74,754 Shares (including 74,000 Shares underlying options currently exercisable or exercisable within 60 days of November 5, 1998 and excluding options for Shares which are not currently exercisable and will not be exercisable within 60 days of November 5, 1998). David L. Rea, Executive Vice President, Chief Financial Officer and Treasurer, beneficially owns 17,240 Shares (including 16,250 Shares underlying options currently exercisable or exercisable within 60 days of November 5, 1998 and excluding options for Shares which are not currently exercisable and will not be exercisable within 60 days of November 5, 1998).

(4) Includes 3,000 Shares underlying options currently exercisable or exercisable within 60 days of November 5, 1998.

(5) Includes 244,300 Shares underlying options currently exercisable or exercisable within 60 days of November 5, 1998.

(6) Includes 5,000 Shares underlying options currently exercisable or exercisable within 60 days of November 5, 1998.

NOMINATION OF DIRECTORS

     Nominations of persons for election to the Board may be made at a meeting of stockholders (a) by or at the direction of the Board or (b) by any stockholder of the Company who is a stockholder of record at the time of giving of notice, who shall be entitled to vote for the election of directors at the meeting, and who complies with the notice procedures. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the secretary of the Company. A stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and (ii) the class and number of Shares which are beneficially owned by such stockholder. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible to serve as a director of the Company unless nominated in accordance with the procedures set forth in the Company's By-Laws. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Company's By-Laws and, if the chairman should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. A stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.

BOARD AND COMMITTEE MEETINGS

     The Board held three meetings during 1997 and took action by unanimous written consent 16 times. Except for Judith A. Rogala, all members of the Board attended at least 75% of all meetings of the Board and of the committees on which they served during 1997. The Board does not have a nominating committee. The full Board selects the nominees for directors.

     The Board has an Audit Committee whose members are John A. Henry, Edward D. Powers and Judith A. Rogala. The Audit Committee is responsible for approving the engagement of the Company's independent public accountants, reviewing with the independent public accountants the plans and results of the audit engagement, reviewing the scope and nature of the services provided by the independent public accountants, reviewing the independence of the independent public accountants, considering the range of audit and other fees of the independent public accountants, reviewing the scope and function of the Company's internal audit department and reviewing the adequacy of the Company's internal controls. The Audit Committee met three times during 1997.

     The Board has a Compensation Committee whose members are Owen D. Thomas and William M. Lewis, Jr. The Compensation Committee is responsible for administering the Company's stock option plans and for determining the compensation of the chief executive officer. The Compensation Committee did not meet during 1997, but took action by unanimous written consent ten times.

COMPENSATION OF DIRECTORS

     Employee directors receive no additional compensation for service on the Board or its committees. Directors of the Company who are not employees of the Company, Morgan Stanley Real Estate Fund, Inc. or General Motors Investment Management Corporation ("Outside Directors") receive an annual retainer of $10,000 paid in quarterly installments of $2,500. The Outside Directors also receive $2,000 for their attendance and participation at board meetings; $500 for their attendance and participation at committee meetings when such meetings are independent of Board meetings; and $500 for participating in a telephonic meeting of the Board. In addition, upon election to the Board, each Outside Director is granted an option to purchase 10,000 Shares at an exercise price equal to the closing price of the Shares on the day preceding the director's election to the Board. Thereafter, each Outside Director is granted, on an annual basis, an option to purchase 1,000 Shares of the Company at the market price on the date of the grant.

                                 PROPOSAL NO. 2

               AMENDMENT OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN

     The 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan") was adopted by the Board and approved by the stockholders of the Company on December 29, 1995. The Stock Purchase Plan, as originally adopted, was designed to enable the employees of the Company to purchase in the aggregate up to 100,000 Shares. Since the Stock Purchase Plan's inception, Eligible Employees (as defined in the Stock Purchase Plan) have purchased an average of approximately 42,000 Shares annually under the Stock Purchase Plan. As of the Record Date, only 16,437 Shares remain authorized and available for purchase and issuance under the Stock Purchase Plan. The Stock Purchase Plan is conducted in separate Contribution Periods (as defined in the Stock Purchase Plan) of one year each. If Eligible Employees purchase Shares under the Stock Purchase Plan during the current Contribution Period at a rate consistent with the rate achieved during the first two Contribution Periods, there will not be a sufficient number of Shares available for purchase and issuance under the Stock Purchase Plan. The Stock Purchase Plan provides that it will automatically terminate upon the purchase and issuance of all of the Shares authorized to be purchased and issued under the Stock Purchase Plan.

     The Board has determined that it is desirable to continue the Stock Purchase Plan. The Board believes that the Stock Purchase Plan (a) enables the Company to attract qualified employees; (b) provides additional incentive for employees to remain with the Company; and (c) aligns the employees' interests with those of the stockholders by inspiring increased interest in the success of the Company's operations. Therefore, the Board recommends that the stockholders approve an amendment to the Stock Purchase Plan to make an additional 200,000 Shares available for purchase and issuance thereunder.

     There follows a summary of the Stock Purchase Plan, as proposed to be amended. This summary of the Stock Purchase Plan is qualified in its entirety by reference to the full text of the Stock Purchase Plan, as amended, a copy of which is attached hereto as Annex A and made a part hereof.

ELIGIBILITY

     Other than a person who is also an employee of The Morgan Stanley Real Estate Fund, L.P. or its affiliates, any employee of the Company is eligible to participate in the Stock Purchase Plan; however, an election to participate remains effective only if the employee making such election remains continuously employed by the Company throughout the applicable Contribution Period. It is estimated that approximately 5,500 persons currently meet the eligibility requirements.

SHARES SUBJECT TO THE STOCK PURCHASE PLAN

     The maximum aggregate number of Shares reserved and available for purchase and issuance under the Stock Purchase Plan is 300,000 Shares. These Shares may be authorized but unissued Shares or issued Shares reacquired by the Company and held in treasury. The Stock Purchase Plan provides for the proportionate adjustment in the number of Shares subject thereto to reflect stock splits, stock dividends or other changes in the Company's capitalization.

     The Stock Purchase Plan is conducted in separate Contribution Periods of one year each. Ten Contribution Periods are authorized under the Stock Purchase Plan. Each Contribution Period is independent of any other Contribution Period. Each Contribution Period commences on the Sunday immediately following the last Saturday of January and continues through the last Saturday of January of the following year. The current Contribution Period of the Stock Purchase Plan commenced on February 1, 1998 and continues through January 30, 1999. Because a participant's right to purchase Shares under the Stock Purchase Plan is not exercised until the last trading day prior to the end of the Contribution Period, neither the aggregate number of Shares that will be purchased during the current Contribution Period nor the price at which those Shares will be purchased is determinable. However, the following table summarizes certain information with respect to the participation of employees in the Stock Purchase Plan during the two Contribution Periods it has been in existence.

                                                      CONTRIBUTION    CONTRIBUTION
                                                        PERIOD I       PERIOD II
                                                         (1996)          (1997)
                                                      ------------    ------------
Number of Employees Exercising Right to Purchase
  Shares of Common Stock                                    695             466
Aggregate Number of Shares of Common Stock Purchased     48,647          34,916
Price Per Share of Common Stock Purchased               $12.644         $15.194

     The following table sets forth the number of Shares purchased under the Stock Purchase Plan in the most recently concluded Contribution Period (i.e., Contribution Period II) by the following persons: (a) each of the Named Executive Officers of the Company; (b) all current executive officers of the Company as a group; (c) all current directors who are not executive officers as a group; and (d) all employees, including all current officers who are not executive officers, of the Company as a group.

                                                            NUMBER OF
                                                              SHARES
                                                            OF COMMON
                                                         STOCK PURCHASED     PRICE PER SHARE
                                                         IN CONTRIBUTION        OF COMMON
              NAME OF INDIVIDUAL OR GROUP                PERIOD II (1997)       STOCK ($)
              ---------------------------                ----------------    ---------------
Francis W. Cash,                                                   0                 --
  Chairman, President and Chief Executive Officer
David N. Chichester,                                           1,000             15.194
  Former Executive Vice President and Chief Financial
     Officer
Alan L. Tallis,                                                  131             15.194
  Executive Vice President-Development, General Counsel
     and Secretary
All current executive officers as a group                      1,121             15.194
All current directors who are not executive officers as
  a group                                                          0                 --
All employees, including current officers who are not
  executive officers, as a group                              33,795             15.194

PARTICIPATION IN THE STOCK PURCHASE PLAN

     Those employees of the Company who elect to participate in the Stock Purchase Plan authorize payroll deductions in multiples of 1% of Base Pay (as defined in the Stock Purchase Plan), subject to a maximum payroll deduction of 10% of Base Pay. Once selected, a participant may not change the rate of payroll deductions to be made from his or her Base Pay for the remainder of the Contribution Period. The payroll deductions are automatically made for each pay period within the Contribution Period and accumulate in each participant's Cash Plan Account (as defined in the Stock Purchase Plan) during the Contribution Period. Cash Plan Accounts for individual participants are not segregated and interest is not paid thereon.

     Unless an employee's participation in the Stock Purchase Plan has been earlier terminated pursuant to the terms of the Stock Purchase Plan, each participant's right to purchase Shares thereunder is automatically exercised for such participant on the last trading day of the Contribution Period according to the following procedure. The amount in each participant's Cash Account Plan is applied to the purchase of the number of full Shares that results when the amount in such participant's Cash Plan Account is divided by the Exercise Price (as defined in the Stock Purchase Plan). The Exercise Price equals the lesser of
(a) 85% of the Fair Market Value (as defined in the Stock Purchase Plan) of the Shares on the last trading day prior to the first day of the Contribution Period or (b) 85% of the Fair Market Value of the Shares on the last trading day prior to the end of the Contribution Period. The Fair Market Value of the Shares refers to the last reported sale price on the New York Stock Exchange ("NYSE"), the last reported sale price on the Nasdaq National Market System ("Nasdaq"), the mean between the high and low bid and ask prices, as reported by the National Association of Securities Dealers, Inc. ("NASD") or the last reported sale price on any other stock exchange on which the Shares are listed, whichever is applicable.

     Those Shares purchased under the Stock Purchase Plan are then automatically credited to each respective participant's Stock Plan Account (as defined in the Stock Purchase Plan). Shares held in a participant's Stock Plan Account are voted in accordance with such participant's express written direction. A participant receives all dividends declared on Shares in his or her Stock Plan Account. However, no stock certificate is issued to a participant for the Shares in his or her Stock Plan Account unless such participant so requests in writing or until his or her participation in the Stock Purchase Plan is terminated.

     The number and market value of the Shares purchased by any participant under the Stock Purchase Plan may not exceed certain limitations. No employee is permitted to purchase Shares under the Stock Purchase Plan to the extent that it would cause such employee (a) to own stock possessing 5% or more of the total combined voting power of the Company; or (b) to have rights to purchase stock of the Company, under all employee stock purchase plans of the Company and its subsidiaries, which accrue at a rate that exceeds $25,000 of the fair market value of such stock for each calendar year in which such right is outstanding.

     A participant in the Stock Purchase Plan may, without withdrawing from the Stock Purchase Plan, sell all or part of the Shares held on behalf of such participant in his or her Stock Plan Account on a weekly basis by providing written notice to the Plan Administrator (as defined in the Stock Purchase
Plan). Such Shares are sold in the market place at the prevailing market price.

     A participant may withdraw from participation in the Stock Purchase Plan at any time by delivering written notice to the Company. Upon such withdrawal, a participant (a) receives a refund of all funds held on behalf of such Participant in his or her Cash Plan Account and (b) has the option of either receiving a stock certificate for the number of Shares held in his or her Stock Plan Account or selling all of the Shares in his or her Stock Plan Account. A participant may not transfer rights to purchase Shares under the Stock Purchase Plan (except by will or the laws of descent and distribution).

ADMINISTRATION

     The Stock Purchase Plan is administered by the Compensation Committee which consists of not less than two directors of the Company appointed by the Board. The Compensation Committee makes, administers and interprets such rules and regulations as it deems necessary for the proper operation of the Stock Purchase Plan. The decisions of the Compensation Committee on matters within its discretion under the Stock Purchase Plan are conclusive and binding. Currently, the members of the Compensation Committee are Owen D. Thomas and William M. Lewis, Jr.

AMENDMENT AND TERMINATION

     The Board may terminate or amend the Stock Purchase Plan at any time and in any respect; however, the Board may not adopt the following amendments without the approval of holders of stock entitled to exercise a majority of the voting power of the Company: (a) increase the aggregate number of Shares that may be issued under the Stock Purchase Plan; (b) decrease the Exercise Price; (c) withdraw the administration of the Stock Purchase Plan from a committee consisting of persons not eligible to participate in the Stock Purchase Plan; and (d) change the designation of subsidiaries eligible to participate in the Stock Purchase Plan.

VOTE REQUIRED

     Stockholder approval of the proposed amendment to the Stock Purchase Plan requires the affirmative vote of the holders of at least a majority of the Shares entitled to vote at the Annual Meeting. Abstentions and broker non-votes are counted as present; the effect of an abstention or broker non-vote on the proposal is the same as a "no" vote.

     Unless otherwise specified in the accompanying proxy, the Shares voted pursuant thereto will be voted FOR the proposal to approve the amendment to increase the number of Shares available for issuance under the Stock Purchase Plan.

     YOUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE STOCK PURCHASE PLAN.

                                 PROPOSAL NO. 3

                   AMENDMENT OF THE AMENDED AND RESTATED 1994
                        MANAGEMENT EQUITY INCENTIVE PLAN

     The Amended and Restated 1994 Management Equity Incentive Plan (the "Plan") was adopted by the Board and approved by the stockholders of the Company on December 29, 1995. The Plan is intended to advance the interests of the Company by providing a means of attracting and retaining key employees. In order to serve this purpose, the Plan encourages and enables key employees to participate in the Company's performance, prosperity and growth by providing them with incentives based on the Company's performance, development and financial success. These incentives are provided under the Plan through equity-based awards (the "Awards") in the form of (a) incentive stock options ("ISOs"); (b) non-qualified stock options ("NQSOs") (ISOs and NQSOs are sometimes hereinafter referred to as "Stock Options"); (c) Shares which carry voting, dividend and distribution rights but are subject to certain conditions and restrictions ("Restricted Shares"); and (d) units representing rights to receive amounts (in cash, Shares or other property) based upon the achievement by the Company, the recipient, or both, of certain performance goals ("Performance Units").

     The Plan is administered by the Compensation Committee. Officers and other key employees of the Company and its subsidiaries (including the Named Executive Officers) who are selected by the Compensation Committee are eligible to receive Awards under the Plan.

     The Plan currently authorizes the granting of Awards covering a total of 2,400,000 Shares. As of the Record Date, a total of 194,175 Shares are available for the future grant of Awards. The Board believes that the number of Shares available for the grant of future Awards under the Plan is not sufficient to enable the Company to grant Awards that the Company expects to grant over the next several years. For this reason, the Board is recommending the amendment of the Plan to increase the maximum aggregate number of Shares which may be issued under the Plan from 2,400,000 to 4,000,000.

     There follows a summary of the Plan, as proposed to be amended. This summary is qualified in its entirety by reference to the copy of the Plan, as amended, attached hereto as Annex B and made a part hereof.

SHARES SUBJECT TO PLAN

     The maximum aggregate number of Shares with respect to which Awards may be granted under the Plan is 4,000,000 Shares. No more than 10% of the Shares authorized for issuance under the Plan may be subject to Awards other than Stock Options. The maximum number of Shares with respect to which Awards may be granted to any individual in any fiscal year is 400,000 Shares. Such maximum numbers of Shares and the number of Shares subject to each Award granted under the Plan are subject to appropriate adjustment upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations or other capital adjustments. If any Stock Option granted under the Plan expires or terminates for any reason without having been fully exercised, or if any Restricted Shares granted under the Plan are forfeited by the holder, or if any Stock Option or other Award granted under the Plan terminates without a payment being made to the award recipient in the form of Shares, or if any Shares (whether or not restricted) previously distributed under the Plan are returned to the Company in connection with the exercise of an Award (including, without limitation, payment of the exercise price or tax withholding), the forfeited, unpurchased or returned Shares which had been subject to that Award will again be available for other Awards to be granted under the Plan. Shares purchased under the Plan will be purchased directly from the Company, and no fees, commissions or other charges will be payable.

ADMINISTRATION

     The Plan is administered by the Compensation Committee. The members of the Compensation Committee serve at the pleasure of the Board, which may remove members from the Compensation Committee or appoint new members to the Compensation Committee from time to time. The members of the Compensation Committee are not eligible to participate in the Plan while serving on the Compensation

Committee. Currently, the members of the Compensation Committee are Owen D. Thomas and William M. Lewis, Jr.

     To the extent not inconsistent with the specific provisions of the Plan, the Compensation Committee may adopt, amend and rescind rules and regulations for the Plan's administration, make interpretations of the Plan and make all other determinations necessary or advisable for the administration of the Plan. Subject to the terms of the Plan, the Compensation Committee has sole authority to designate persons to whom Awards are to be granted under the Plan and the nature and terms of the Awards granted, including, among other things, whether the Award is an ISO, NQSO, Restricted Share Award, Performance Unit Award, or any combination thereof, the number of Shares subject to any Award, the terms and conditions of any Award and vesting requirements.

ELIGIBILITY

     Only those officers and other key employees of the Company and its subsidiaries who, in the opinion of the Compensation Committee, have responsibilities affecting the management, development or financial success of the Company or its subsidiaries and who are specifically designated by the Compensation Committee to receive Awards are eligible to receive Awards under the Plan (such employees, "Eligible Persons"). It is currently estimated that approximately 225 employees of the Company and its subsidiaries are eligible to participate in the Plan.

     The following table sets forth the number and exercise price of NQSOs granted during fiscal years 1997 and 1998 (as of the Record Date) under the Plan to: (a) each of the Named Executive Officers; (b) all current executive officers as a group; (c) all current directors who are not executive officers as a group; and (d) all employees, including all current officers who are not executive officers, of the Company as a group. No ISOs, Restricted Shares or Performance Units were granted in fiscal years 1997 or 1998 (as of the Record Date).

                                                                    EXERCISE
                                                      NUMBER OF     PRICE OF
       NAME OF INDIVIDUAL OR GROUP          YEARS   NQSOS GRANTED   NQSOS ($)
       ---------------------------          -----   -------------   ---------
Francis W. Cash,                            1997        50,000       15.125
  Chairman, President and                   1997        50,000       17.000
  Chief Executive Officer                   1998       125,000       18.500
David N. Chichester,                        1997        12,500       15.125
  Former Executive Vice President           1997        12,500       17.000
  and Chief Financial Officer               1998        50,000       18.500
Alan L. Tallis,                             1997        10,000       15.125
  Executive Vice President-                 1997        10,000       17.000
  Development, General Counsel              1998        30,000       18.500
  and Secretary
All current executive officers as a group   1997        75,000       15.125
                                            1997        60,000       17.000
                                            1998       180,000       18.500
                                            1998        35,000       15.563
All current directors who are not           1997        12,000       16.250
  executive officers as a group(1)          1998             0            0

                                                                    EXERCISE
                                                      NUMBER OF     PRICE OF
       NAME OF INDIVIDUAL OR GROUP          YEARS   NQSOS GRANTED   NQSOS ($)
       ---------------------------          -----   -------------   ---------
All employees, including current            1997        25,000       15.875
  officers who are not executive            1997       237,000       15.125
  officers, as a group                      1997        47,500       17.000
                                            1997        25,000       16.625
                                            1997         5,000       17.438
                                            1997        34,500       16.000
                                            1998       544,500       18.500
                                            1998         5,000       18.250
                                            1998         5,000       17.688
                                            1998         1,750       17.690
                                            1998         4,000       17.563

---------------

(1) Includes 11,000 NQSOs at $16.250 granted to Judith A. Rogala, who has been nominated for re-election as a director.

EXERCISE PRICE OF STOCK OPTIONS

     The price to be paid to purchase Shares upon the exercise of a Stock Option may not be less than the fair market value of the Shares at the time the Stock Option is granted. However, if the grantee, at the time an ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, then the price may not be less than 110% of the fair market value of the Shares at the time the ISO is granted. For purposes of the Plan, the fair market value of the Shares means, as of any given date, the (a) last reported sale price on NYSE, (b) last reported sale price on Nasdaq, (c) mean between the high and low bid and ask prices, as reported by NASD, or (d) last reported sale price on any other stock exchange on which the Shares are listed, whichever is applicable. The Fair Market Value of the Shares as of the Record Date was $17.813.

EXERCISE PERIODS AND VESTING OF STOCK OPTIONS

     Each Stock Option will become vested on such date or dates and on the basis of such other criteria, including, without limitation, the performance of the Company, as the Compensation Committee may determine, in its discretion, and as is specified in the applicable Award agreement.

     Upon termination of the grantee's employment with the Company and its subsidiaries by reason of death or disability, all nonvested Stock Options will terminate automatically (unless otherwise determined by the Compensation Committee), and all vested Stock Options will remain exercisable for a maximum period of one year after such termination. Upon termination of the grantee's employment by reason of retirement, NQSOs will remain exercisable according to their terms, and ISOs will remain exercisable for a maximum period of 90 days after such termination. Upon termination of the grantee's employment for cause, all unexercised Stock Options will terminate automatically. Upon termination of the grantee's employment for any reason other than death, disability, retirement or cause, all nonvested Stock Options will terminate automatically, and all vested Stock Options will remain exercisable for a maximum period of 90 days after such termination (unless otherwise determined by the Compensation Committee).

     No Stock Option may be exercised after the expiration of ten years after its grant date. In addition, if at the time an ISO is granted, the grantee of that ISO owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, then that ISO may not be exercised after five years from the grant date.

TRANSFERABILITY OF STOCK OPTIONS

     ISOs are not transferable by grantees other than by will or the laws of descent and distribution. NQSOs are transferable by grantees only with the prior approval of the Compensation Committee. Unless Compensa-tion Committee approval of a transfer has been obtained, all Stock Options will be exercisable during a grantee's lifetime only by the grantee or the grantee's legal representative. Without limiting the generality of the foregoing, the Compensation Committee may provide for the irrevocable transfer, without payment of consideration, of any NQSO by a grantee to a member of such grantee's family, to the trustee of any trust whose beneficiaries are members of the grantee's family or to any partnership whose only partners are members of the grantee's family. In such case, the NQSO will be exercisable only by such transferee. A grantee's "family" includes the spouse, children, grandchildren, nieces and nephews of such grantee.

EXERCISE OF STOCK OPTIONS

     In order to exercise a Stock Option, or any portion thereof, the grantee (or his or her transferee or, if the grantee has died, his or her executor or administrator) must give written notice to the Company stating the number of Shares (which must be a whole number) being purchased and the time during normal business hours for delivery of those Shares.

     If a grantee exercises a Stock Option by delivery of Shares held by the grantee, the grantee may, at the discretion of the Compensation Committee, be granted an option (a "Reload Option") to purchase the number of Shares used by the grantee in paying the purchase price for the Shares subject to the underlying Stock Option or retained by the Company to cover withholding taxes incident to the exercise of the underlying Stock Option. Reload Options may only be granted during the period the grantee is an employee of the Company or any of its subsidiaries, and they may be exercised only between the date of grant and the date of expiration of the underlying Stock Option. The exercise price of a Reload Option is the fair market value of the Shares on the date of grant of the Reload Option.

RESTRICTED SHARE AWARDS

     The Compensation Committee has the discretion under the Plan to grant to Eligible Persons Restricted Share Awards, which will carry voting, dividend and distribution rights, but which will be subject to certain conditions and restrictions, including those mentioned below.

     The price to be paid to purchase Restricted Shares pursuant to a Restricted Share Award will be any price set by the Compensation Committee but may not be less than the par value of the Shares (currently, $.01). Payment of the purchase price for Restricted Shares will be made by certified or bank cashier's check or other form of payment approved by the Compensation Committee.

     Grantees of Restricted Shares will not be permitted to sell, transfer, pledge, assign or otherwise encumber such Restricted Shares during any period (the "Restriction Period") set by the Compensation Committee. The Restriction Period may be based on any criteria determined by the Compensation Committee, including, without limitation, attainment of certain performance goals by the grantee or the Company or both. The Award agreement for a Restricted Share Award may include provisions for the forfeiture of Restricted Shares, with or without a refund of the purchase price paid for such Restricted Shares, upon the occurrence of certain specified events. Restricted Shares held by a grantee and still subject to restriction as of termination of such grantee's employment with the Company and its subsidiaries will be forfeited upon such termination (unless otherwise determined by the Compensation Committee).

PERFORMANCE UNIT AWARDS

     The Compensation Committee may award Performance Units to Eligible Persons under the Plan. Each Performance Unit represents the right to receive a certain value. At the time of each Performance Unit Award, the Compensation Committee will establish a range of performance goals ("Performance Goals") to be met by the grantee, the Company or both. If all of the Performance Goals are met during a specified period (the "Performance Period"), then all of the Performance Units will be deemed to be earned. If less than all of the Performance Goals are met, then lesser amounts (or none) of the Performance Units will be deemed to be earned.

     The Company will maintain an account (a "Performance Account") in the name of each grantee of a Performance Unit Award reflecting the number and value of the Performance Units awarded and any amounts accruing on the basis of the Performance Units during the Performance Period. Amounts credited to the grantee's Performance Account, regardless of the extent to which they are earned according to the Performance Goals, will be payable to the grantee only upon a determination by the Compensation Committee to make such payment and, to the extent authorized or required by any such determination, will be payable in any combination of cash, Shares or other Awards or property; provided that if the Compensation Committee does not make a determination as to payment within six months after the end of the applicable Performance Period, all amounts credited to the grantee's Performance Account with respect to that Performance Period and the applicable Performance Unit Award will be immediately payable in cash by the Company to the grantee.

     If the grantee's employment terminates during a Performance Period due to the grantee's death, retirement or disability, or with the consent of the Compensation Committee, the Compensation Committee may authorize the payment to the grantee of any or all of the amount that would have been paid to the grantee had his or her employment continued through the end of that Performance Period. If the grantee's employment terminates for any other reason, all Performance Units and unpaid amounts reflected in the grantee's Performance Account will automatically be forfeited.

CHANGE IN CONTROL PROVISIONS

     Unless otherwise provided in the applicable Award agreement, in the event of a "Change in Control" (as defined below): (a) all Stock Options previously granted and not fully vested will become vested and exercisable in full (to the extent not previously exercised) and will remain exercisable in accordance with their terms; (b) all restrictions applicable to outstanding Restricted Shares and Performance Units will lapse and such Shares and Awards will be fully vested; and (c) the Compensation Committee will have the option of terminating any unexercised Stock Option or portion thereof within 30 days after the Change in Control or Potential Change in Control by paying the holder of such unexercised Stock Option the difference between the fair market value of the Shares subject to the Stock Option and the exercise price of the Stock Option. If the fair market value is less than the exercise price, then the Compensation Committee may, in its discretion, terminate the Stock Option without any payment.

     The Plan defines a Change in Control as occurring when (a) a person or group (as defined in the Exchange Act but excluding the Company, The Morgan Stanley Real Estate Fund, L.P. and certain specified entities related to the Company or The Morgan Stanley Real Estate Fund, L.P.) becomes the beneficial owner of 20% or more of the voting power of the outstanding securities of the Company; (b) during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board cease for any reason other than death to constitute a majority of the Board; or (c) the stockholders of the Company approve a complete plan of liquidation of the Company or an agreement for the sale or disposition of substantially all of the Company's assets or the merger, consolidation or reorganization of the Company in which the stockholders of the Company immediately prior to the transaction own less than 65% of the combined voting power of the surviving entity.

FEDERAL INCOME TAX CONSEQUENCES

     Based on current provisions of the Internal Revenue Code, as amended (the "Code"), and the existing regulations thereunder, the anticipated federal income tax consequences in respect of ISOs and NQSOs granted under the Plan are as described below. The following discussion is not intended to be a complete statement of applicable law and is based upon the federal income tax laws as in effect on the date hereof. Since tax law is subject to change and since the application of tax law may vary depending upon the facts applicable to the taxpayer, it is suggested that each participant in the Plan consult with his or her own tax advisor before taking action with respect to awards granted to him or her under the Plan.

ISOS

     A grantee does not recognize taxable income either on the date of grant or on the date of exercise of an ISO. However, upon the exercise of the ISO, the difference between the fair market value of the Shares received and the exercise price is a tax preference item potentially subject to the alternative minimum tax. However, on the later sale or other disposition of the Shares, generally only the difference between the fair market value of the Shares on the exercise date and the amount realized on the sale or disposition is includable in alternative minimum taxable income.

     Upon disposition of Shares acquired upon the exercise of an ISO, capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if the grantee disposes of the Shares within two years of the date of grant or within one year from the date of the issuance of the Shares to the grantee (a "Disqualifying Disposition"), then the grantee will recognize ordinary income, as opposed to capital gain, at the time of the disposition. In general, the amount of ordinary income recognized will be equal to the lesser of
(a) the amount of gain realized on the disposition, or (b) the difference between the fair market value of the Shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term, mid-term or long-term capital gain or loss, depending upon the period of time the Shares have been held.

     The Company is not entitled to a tax deduction upon either the exercise of an ISO or the disposition of Shares acquired pursuant to such exercise, except to the extent that the grantee recognizes ordinary income in a Disqualifying Disposition. Ordinary income from a Disqualifying Disposition will constitute compensation but will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes.

     If the grantee of an ISO pays the exercise price, in whole or in part, with already-owned Shares, the exchange should not affect the ISO tax treatment of the exercise. Upon such exchange, and except for Disqualifying Dispositions, no gain or loss is recognized by the grantee upon delivering already-owned Shares to the Company for payment of the exercise price. The Shares received by the grantee, equal in number to the already-owned Shares exchanged therefor, will have the same basis and holding period for capital gain purposes as the already-owned Shares. The grantee, however, will not be able to use the prior holding period for the purpose of satisfying the ISO statutory holding period requirements. Shares received by the grantee in excess of the number of already-owned Shares will have a basis of zero and a holding period which commences as of the date the Shares are issued to the grantee upon exercise of the ISO. If the exercise of an ISO is effected using Shares previously acquired through the exercise of an ISO, the exchange of the already-owned Shares will be considered a disposition of such Shares for the purpose of determining whether a Disqualifying Disposition has occurred.

NQSOS

     A grantee receiving an NQSO does not recognize taxable income on the date of grant of the NQSO, provided the NQSO does not have a readily ascertainable fair market value at the time it is granted. In general, the grantee must recognize ordinary income at the time of exercise of the NQSO in the amount of the difference between the fair market value of the Shares on the date of exercise and the exercise price. The ordinary income recognized will constitute compensation for which tax withholding generally will be required. The amount of ordinary income recognized by a grantee will be deductible by the Company in the year that the grantee recognizes the income if the Company complies with the applicable withholding requirements.

     If the sale of the Shares could subject the grantee to liability under
Section 16(b) of the Exchange Act, the grantee generally will recognize ordinary income only on the date that the grantee is no longer subject to such liability in an amount equal to the fair market value of the Shares on such date less the exercise price. Nevertheless, the grantee may elect under Section 83(b) of the Code within 30 days of the date of exercise to recognize ordinary income as of the date of exercise, without regard to the restriction of Section 16(b).

     Shares acquired upon exercise of an NQSO will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the Shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the Shares, the grantee will recognize long-term capital gain or loss if the grantee has held the Shares for more than 18 months prior to disposition, mid-term capital gain or loss if the grantee has held the Shares for at least one year but less than 18 months, or short-term capital gain or loss if the grantee has held the Shares for one year or less.

     If the grantee of an NQSO pays the exercise price, in whole or in part, with already-owned Shares, the grantee will recognize ordinary income in the amount by which the fair market value of the Shares received exceeds the exercise price. The grantee will not recognize gain or loss upon delivering such already-owned Shares to the Company. Shares received by a grantee, equal in number to the already-owned Shares exchanged therefor, will have the same basis and holding period as such already-owned Shares. Shares received by a grantee in excess of the number of such already-owned Shares will have a basis equal to the fair market value of such additional Shares as of the date ordinary income is recognized. The holding period for such additional Shares will commence as of the date of exercise or such other relevant date.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, from time to time, alter, amend, suspend or terminate the Plan, but: (a) no such action shall disqualify the Plan or any ISO under Section 422 of the Code; (b) no such action shall materially and adversely affect any outstanding Stock Option or other right under the Plan without the consent of the holder of such Stock Option or other right; (c) except for the adjustments provided for in the Plan with respect to changes in the Company's capital structure, no amendment may be made by Board action without stockholder approval if the amendment would (i) materially increase the benefits accruing to grantees under the Plan, (ii) materially increase the number of Shares which may be issued under the Plan, (iii) materially modify the requirements as to eligibility for participation in the Plan, or (iv) extend the maximum option period of Stock Options; and (d) amendments to the Plan described in Rule 16b-3(c)(2)(ii)(B) promulgated under the Exchange Act shall not be made more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

VOTE REQUIRED

     Stockholder approval of the proposed amendment to the Plan requires the affirmative vote of the holders of at least a majority of the Shares entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting. Abstentions and broker non-votes are counted as present; the effect of an abstention or broker non-vote on the proposal is the same as a "no" vote.

     Unless otherwise specified in the accompanying proxy, the Shares voted pursuant thereto will be voted FOR the proposal to approve the amendment to increase the number of Shares available for issuance under the Plan.

     YOUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN.

                                 PROPOSAL NO. 4

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected Deloitte & Touche LLP as the Company's independent accountants and auditors for the fiscal year ending January 2, 1999. Deloitte & Touche LLP has served as the Company's independent accountants and auditors since the formation of the Company in 1993. Services provided to the Company by Deloitte & Touche LLP with respect to fiscal year 1997 included the examination of the Company's consolidated financial statements, limited reviews of quarterly reports and services related to filings services matters. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions.

     Ratification of the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors for fiscal year 1998 will require the affirmative vote of the holders of at least a majority of the Shares entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting. If the stockholders do not ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors for fiscal year 1998, such appointment will be reconsidered by the Audit Committee and the Board.

     Unless otherwise specified in the accompanying proxy, the Shares voted pursuant thereto will be voted FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors for fiscal year 1998.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL YEAR 1998.

                               EXECUTIVE OFFICERS

        NAME                                        TITLE                                AGE
        ----                                        -----                                ---
Francis W. Cash          Chairman, President and Chief Executive Officer                 56
Alan L. Tallis           Executive Vice President-Development, General Counsel and
                         Secretary                                                       52
David L. Rea             Executive Vice President, Chief Financial Officer and
                         Treasurer                                                       38

     Francis W. Cash joined the Company as President, Chief Executive Officer and Director in July 1995 and became Chairman of the Board in June 1996. Mr. Cash is responsible for the Company's day-to-day operations. From October 1992 to June 1995, Mr. Cash was President, Chief Operating Officer and Director of NovaCare, Inc., a leading medical rehabilitation company. Mr. Cash was responsible for NovaCare's day-to-day operations.

     Alan L. Tallis joined the Company as Executive Vice President-Corporate Development in March 1994 and became Executive Vice President-Development, General Counsel and Secretary of the Company in October 1997. Mr. Tallis is responsible for the Company's development and legal and franchising activities. From 1992 to 1994, Mr. Tallis was a Managing Director of 22 Nelson Place Associates. From 1980 to 1992, Mr. Tallis served in various management positions with LaQuinta Inns, the last of which was Executive Vice President-Chief Development Officer.

     David L. Rea joined the Company as Vice President and Treasurer in September 1996. In November 1997, Mr. Rea was promoted to Senior Vice President and Treasurer. In October 1998, Mr. Rea became Executive Vice President, Chief Financial Officer and Treasurer. Mr. Rea is responsible for all of the financial functions of the Company. From April 1995 to August 1996, Mr. Rea was Vice President, Finance at DeBartolo Properties Management, Inc. From 1986 to 1995, Mr. Rea served in various management positions with T. Rowe Price Associates serving most recently as vice president responsible for public real estate and private equity investments.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of the Shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and persons who own more than 10% of the Shares are required by regulations issued by the Commission to furnish the Company with copies of all Section 16(a) forms that they have filed. Based solely on a review of the copies of such forms, the Company believes that during fiscal year 1997 its executive officers and directors and persons who own more than 10% of the Shares complied with all applicable filing requirements of
Section 16(a).

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to the compensation of the Company's chief executive officer and for each other executive officer of the Company (the "Named Executive Officers") for the last three full fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                            ANNUAL COMPENSATION        ------------------
                                       -----------------------------       SECURITIES
                                       SALARY      BONUS      OTHER    UNDERLYING OPTIONS      ALL OTHER
 NAME AND PRINCIPAL POSITION   YEAR      ($)      ($)(1)       ($)            (#)           COMPENSATION($)
 ---------------------------   ----    -------    -------    -------   ------------------   ---------------
Francis W. Cash (2)            1997    426,500    362,525      1,671        100,000              53,317(3)
  Chairman of the Board,       1996    408,000    408,000    370,060(4)      193,800(5)          50,061(3)
  President and                1995    200,000    200,000         --         51,000(5)           41,687(3)
  Chief Executive Officer
David N. Chichester (6)        1997    325,000    207,188     24,199(4)       25,000              4,487(7)
  Former Executive Vice        1996    284,167    355,000    219,404(4)      120,000                 --
  President and Chief          1995         --         --         --             --                  --
  Financial Officer
Alan L. Tallis                 1997    199,654    146,300      6,500         20,000               4,285(8)
  Executive Vice President-    1996    189,000    164,430         --         22,000                  --
  Development, General
    Counsel                    1995    182,000    158,340         --         33,000                  --
  and Secretary

---------------

(1) The amounts included in bonuses for the year were based upon amounts earned during that year, whether or not such amount was paid in that year or a subsequent year. The annual bonus plan was based upon the Company's attaining certain specific (a) predetermined levels of earnings per share and individual goals and objectives in 1997, (b) predetermined levels of earnings per share in 1996 and (c) pre-tax net income in 1995, which resulted in payment of a percentage of each executive's base salary. Francis
    W. Cash, who was eligible to receive a bonus payment, also participated in the determination of awards under the bonus plan. For 1997, the Company paid on average, excluding signing bonuses, 71% of the maximum percentage of base salary to each Named Executive Officer. For 1995 and 1996, the Company exceeded its pre-tax net income and earnings per share targets, respectively, and accordingly paid the maximum percentage of base salary to each Named Executive Officer. David N. Chichester received a bonus of $150,000 upon joining the Company in 1996.

(2) Francis W. Cash joined the Company in 1995.

(3) The Company established a non-qualified defined benefit pension agreement for Francis W. Cash in 1997 in accordance with his employment agreement. The Company recognized $45,892, $43,753 and $41,687 of expenses in 1997, 1996 and 1995, respectively, related to the pension agreement. The Company recognized $7,425 of expense in 1997 and $6,308 in 1996 for the benefit of Mr. Cash for term life insurance.

(4) The Company reimbursed Francis W. Cash and David N. Chichester for certain of their relocation expenses in accordance with their respective employment agreements. The expenses reimbursed in 1997 for Mr. Chichester were $23,699. Messrs. Cash and Chichester were reimbursed $361,306 and $208,128, respectively in 1996, related to their respective relocations.

(5) In August 1996, the Company offered participants in the stock option plan the opportunity to exchange options held by them to purchase Shares at an exercise price of $5.43 per Share for options to purchase 2.8 times as many Shares at an exercise price of $13.50 per Share. Pursuant to this offer, Francis W. Cash elected to exchange an option to purchase 51,000 Shares at an exercise price of $5.43 for an option to purchase 142,800 Shares at an exercise price of $13.50 per Share.

(6) David N. Chichester joined the Company in 1996. Mr. Chichester resigned as a director and as Executive Vice President and Chief Financial Officer effective October 6, 1998.

(7) The Company recognized $2,112 of expense for the benefit of David N. Chichester for term life insurance in 1997. Mr. Chichester participated in the Company's 401(k) plan, to which the Company contributed $2,375 for the benefit of Mr. Chichester. Mr. Chichester contributed $9,500, included in salary as annual compensation, for his benefit under the 401(k) plan.

(8) The Company recognized $2,740 of expense for the benefit of Alan L. Tallis for term life insurance in 1997. Mr. Tallis participated in the Company's 401(k) plan, to which the Company contributed $1,545 for the benefit of Mr. Tallis. Mr. Tallis contributed $6,180, included in salary as annual compensation, for his benefit under the 401(k) plan.

STOCK OPTIONS GRANTED IN FISCAL YEAR 1997

     The following table sets forth the stock options granted by the Company during fiscal year 1997 to the Named Executive Officers.

                                                                                     POTENTIAL REALIZABLE
                                            PERCENTAGE                                       VALUE
                                             OF TOTAL                                  AT ASSUMED ANNUAL
                              NUMBER OF      OPTIONS                                 RATES OF STOCK PRICE
                             SECURITIES      GRANTED                                   APPRECIATION FOR
                             UNDERLYING    TO EMPLOYEES   EXERCISE OR                   OPTION TERM ($)
                               OPTIONS      IN FISCAL     BASE PRICE    EXPIRATION   ---------------------
           NAME              GRANTED (1)       YEAR        ($/SHARE)       DATE         5%         10%
           ----              -----------   ------------   -----------   ----------   --------   ----------
Francis W. Cash                50,000          9.8%         15.125       04/24/07    475,602    1,205,268
                               50,000          9.8%         17.000       04/24/07    381,852    1,111,518
David N. Chichester            12,500          2.5%         15.125       02/24/07    118,900      301,317
                               12,500          2.5%         17.000       04/24/07     95,463      277,879
Alan L. Tallis                 10,000          2.0%         15.125       04/24/07     95,120      241,054
                               10,000          2.0%         17.000       04/24/07     76,370      222,304

---------------

(1) Options for Shares vest in equal amounts over a four-year period, unless otherwise noted. The vesting period will accelerate in the event of the sale of the Company or a change in control of the Company.

AGGREGATE STOCK OPTION EXERCISES IN FISCAL YEAR 1997 AND STOCK OPTION VALUES AT END OF FISCAL YEAR 1997

     The following table sets forth information with respect to the exercise of stock options during fiscal year 1997 by the Named Executive Officers and also sets forth the value of all in-the-money stock options held by such Named Executive Officers as of January 3, 1998, the last day of fiscal year 1997.

                            SHARES                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                           ACQUIRED      VALUE         UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                              ON        REALIZED   OPTIONS AT FISCAL YEAR END (#)      AT FISCAL YEAR END ($)
         NAME            EXERCISE (#)     ($)        EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE(1)
         ----            ------------   --------   ------------------------------   ----------------------------
Francis W. Cash               0            0          158,100 / 186,700                248,434 / 95,311
David N. Chichester           0            0          30,000 / 115,000                    0 / 3,125
Alan L. Tallis                0            0           85,250 / 44,750                 577,789 / 12,771

---------------

(1) The value of the in-the-money options is based on the difference between the exercise price of the options and the market value of the Company's Shares as of January 2, 1998 ($15.375), which was the last trading day prior to the end of the Company's 1997 fiscal year. The Company operates on a 52-53 week fiscal year, which ends on the Saturday nearest to December 31.

EMPLOYMENT AGREEMENTS AND EXECUTIVE SEVERANCE AGREEMENTS

     The Company and Francis W. Cash entered into an employment agreement dated as of June 26, 1995 for an initial term of two years and which is renewed automatically thereafter for successive one-year terms. Under his employment agreement, Mr. Cash is entitled to receive an annual salary of $400,000 and a bonus in accordance with the annual cash bonus plan maintained by the Company. Both his salary and bonus may be increased from time to time by the Board. In addition, if Mr. Cash's employment is terminated for certain reasons set forth in the employment agreement, Mr. Cash will be entitled to severance benefits. The severance benefits include the payment of Mr. Cash's base salary for a period of 12 months if the Company elects not to renew his employment agreement and the payment of his base salary for a period of 24 months if his employment is terminated for certain other reasons set forth in the employment agreement.

     The Company and David N. Chichester entered into an employment agreement dated as of January 31, 1996 for an initial term of two years which provided for automatic renewal thereafter for successive one-year terms. On October 6, 1998, Mr. Chichester resigned as Executive Vice President and Chief Financial Officer of the Company. Under the severance provisions of his employment agreement, Mr. Chichester is entitled to receive his base annual salary of $341,250 for a period of up to 24 months from October 6, 1998 or until he accepts other employment, an aliquot share of his 1998 bonus, which in no event will exceed 75% of the base salary earned during the current calendar year, and certain medical and insurance benefits for a period of up to 24 months or until he accepts other employment. He also is entitled to outplacement services at the Company's expense for a period of 12 months from October 6, 1998. The Company estimates that the total cost of the severance benefits to be paid to Mr. Chichester will not exceed $950,000.

     In January 1997, the Company and Francis W. Cash and Alan L. Tallis entered into executive severance agreements for terms of three years each. Under these agreements, the Company must pay severance benefits to Messrs. Cash and Tallis if their employment is terminated as a result of a change in control of the Company, as defined in the agreement, and the termination otherwise falls within the scope of the agreement. The benefits to which Messrs. Cash and Tallis will be entitled if such an event occurs include a lump-sum payment equal to three times their annual base salary then in effect. If such an event occurs, they will also be entitled to a lump-sum payment equal to three times the highest bonus or short-term incentive compensation paid to them in the year preceding the change in control, unless this amount is less than three times the amount they could have earned in the year in which the change in control occurred, in which case they will be entitled to receive the higher amount. The Company and David N. Chichester were parties to a similar agreement that terminated on the date Mr. Chichester resigned as Executive Vice President and Chief Financial Officer of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Owen D. Thomas and William M. Lewis, Jr., both of whom are directors employed by Morgan Stanley Dean Witter & Co. Morgan Stanley Real Estate Fund, Inc. and Morgan Stanley Real Estate Investment Management, Inc. are the beneficial owners of more than 5% of the Shares. For a description of certain transactions between the Company and affiliates of The Morgan Stanley Real Estate Fund, L.P., see "Certain Relationships and Related Party Transactions." There are no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Company's Board or Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The purpose of the Compensation Committee is to establish and administer executive compensation policies that are aligned with the Company's business objectives. The Compensation Committee administers the Company's annual Management Incentive Compensation Plan and stock option and purchase plans, determines the compensation and related programs for the president and chief executive officer and reviews the recommendations of the president and chief executive officer for compensation adjustments of the other senior executives reporting to the president and chief executive officer.

     The Compensation Committee believes that the interests of the executive officers should be aligned and congruent with those of the Company's Stockholders. The Compensation Committee further believes that the Company's ability to recruit and retain key management personnel is critical to the Company's long-term success. The Company's compensation programs are not only competitive with other publicly traded lodging companies of equivalent size but are designed to reward management for attainment of specific goals in each fiscal year.

     The Company's president and chief executive officer and his direct reports receive compensation in the form of a base salary, an annual performance-based percentage bonus and stock options. The Compensation Committee, in approving the annual performance-based percentage bonuses, establishes goals, the attainment of which should result in increased value for the Stockholders.

     The Compensation Committee's philosophy is to provide incentives for short-term performance through an annual cash bonus program. The Compensation Committee approves at the beginning of each fiscal year the Company's Management Incentive Compensation Plan program which identifies quantifiable goals for the Company to achieve in each fiscal year. For 1997, each bonus plan participant had a target bonus ranging from 3.2% to 100% of his or her salary based upon performance against the Company's financial objectives, including attainment of a targeted earnings-per-share and attainment of individual pre-determined goals and objectives for the participant. Bonus payments for 1997 ranged from 0% to 88% of the target.

     The Company's Amended and Restated 1994 Management Equity Incentive Plan fosters executive stock ownership and aligns the executives' interests with the stockholders' interest. The Compensation Committee awards options to purchase Shares to executive officers and key employees to encourage ownership of the Company's stock and to give these individuals a stake in the performance of the Company. Such awards are considered annually. The specific number of Shares underlying the options granted is determined by the Compensation Committee based upon its perception of the relative contribution or anticipated contribution of each eligible individual to overall Company performance. The Compensation Committee also reviews the total number of Shares underlying options already held by these individuals at the time of the award. The Compensation Committee believes that the Company's Amended and Restated 1994 Management Equity Incentive Plan advances the interests of the Company and its stockholders by providing a means of attracting and retaining key employees for the Company, by providing key employees with a proprietary interest in the Company and by providing an additional incentive to key employees for the development and financial success of the Company.

     The Compensation Committee's policies as to the chief executive officer's salary and bonus compensation are also applied by the chief executive officer in determining the salaries and bonuses of senior executives of the Company. The base salary of senior executives is reviewed approximately every 12 months by the chief executive officer who grants merit raises each year that reflect the chief executive officer's assessment of the senior executive's performance in achieving corporate goals established at the beginning of the year. The overall performance of the Company is also considered by the chief executive officer in evaluating salary increases for senior executives. In individual cases, raises may reflect a senior executive's assumption of additional duties and responsibilities during the year.

                                                       Respectfully Submitted by
                                                     the Compensation Committee,

                                                              Owen D. Thomas (1)
                                                           William M. Lewis, Jr.
---------------

(1) At all times during fiscal year 1997, the members of the Compensation Committee were James M. Allwin and William M. Lewis, Jr. Mr. Allwin resigned as a director and member of the Compensation Committee effective May 6, 1998. At its meeting on May 6, 1998, the Board appointed Owen D. Thomas to replace Mr. Allwin on the Compensation Committee.

PERFORMANCE GRAPH

     This chart graphs the Company's performance in the form of cumulative total return to stockholders from February 1, 1996 (the date the Company completed its initial public offering) until January 2, 1998 (the last trading day of fiscal year 1997), in comparison to the S&P 500 Index and the cumulative return on the common stock of seven publicly traded peer issuers, including several of the Company's principal competitors (the "Peer Group"). The Peer Group includes the following lodging companies: Bristol Hotels, LaQuinta Inns, Hilton Hotels, John
Q. Hammons, Prime Hospitality, Host Marriott and Marriott International. In 1997, Promus Hotels, which was included in the Company's Peer Group in fiscal year 1996, merged with Doubletree and has therefore been excluded from the Peer Group with respect to fiscal year 1997. The returns on each member of the Peer Group have been weighted at the beginning of each period according to the member's stock market capitalization. This chart assumes an investment of $100 on February 1, 1996 and the reinvestment of dividends. The Company paid no dividends during 1997.

                                    [GRAPH]

                                      Red Roof Inns       S&P 500 Index     Peer Group Index
1-Feb-96                                 100.00              100.00              100.00
27-Dec-96                                 91.18              120.98              129.85
2-Jan-98                                  90.44              159.31              153.89

         CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS FOR 1997

     Morgan Stanley & Co. Incorporated, a representative of the underwriters in the Company's issuance on January 31, 1996 of 10,000,000 Shares in an initial public offering (the "Offering"), is an affiliate of The Morgan Stanley Real Estate Fund, L.P., which directly or indirectly beneficially owns as of the Record Date approximately 67% of the outstanding Shares.

     From time to time, affiliates of The Morgan Stanley Real Estate Fund, L.P. may provide financial advisory and investment banking services to the Company. The Morgan Stanley Real Estate Fund, L.P., or its affiliates, also have direct or indirect interests in properties or corporate entities that may give rise to conflicts of interest with the Company. Any services or arrangements entered into by the Company with any affiliate will be subject to certain restrictions on transactions with affiliates contained in the documents governing the Company's outstanding debt and in certain other contracts that are binding on the Company. Subject to the exceptions described below, the Company may not enter into any transaction with an affiliate unless the terms of such transaction are fair and reasonable and no less favorable to the Company than would be available in a comparable transaction on an arms-length basis with an unrelated third party. The foregoing limitation does not apply to (a) transactions approved by a majority of the disinterested members of the Board or for which the Company obtains a fairness opinion of an investment bank; (b) transactions between the Company and any of its subsidiaries or between subsidiaries of the Company; (c) the payment of reasonable and customary, regular fees to directors of the Company who are not employees of the Company;
(d) payments or other transactions pursuant to any tax-sharing agreement between the Company and any other person with which the Company is required or permitted to file a consolidated tax return or with which the Company is or could be part of a consolidated group for tax purposes; (e) payments not prohibited by certain covenants in an indenture to which the Company is a party; or (f) loans or advances by the Company to employees of the Company in the ordinary course of business and in furtherance of the Company's business, in an aggregate amount not to exceed $2,000,000 at any one time outstanding. The Company believes that the fiduciary duties imposed under Delaware law and the presence of independent directors on the Board will provide adequate protections in the future against transactions by the Company with affiliates which may be adverse to the Company's best interests.

     The Company and the stockholders listed on the "Principal Holders of Voting Securities" table (excluding Longleaf Partners Realty Fund) (the "Principal Stockholders") have entered into a stockholders agreement dated as of April 6, 1994, as amended (the "Stockholders Agreement"). The Stockholders Agreement provides that no Principal Stockholder other than The Morgan Stanley Real Estate Fund, L.P., may encumber, sell or otherwise transfer any Shares of the Company without the unanimous written consent of all Principal Stockholders. The Stockholders Agreement further provides that if The Morgan Stanley Real Estate Fund, L.P. proposes to sell all of its Shares, it may require under certain circumstances that each of the remaining Principal Stockholders sell, on the same terms and conditions, all of its Shares. The Stockholders Agreement further provides that any sale or other disposition by a Principal Stockholder of any number of its Shares is subject to the right of the other Principal Stockholders to sell, or dispose of, on the same terms and conditions, an equivalent portion of such other Principal Stockholder's Shares. In addition, pursuant to the terms of the Stockholders Agreement, the Principal Stockholders and their transferees are entitled to certain demand registration rights ("Demand Rights") with respect to Shares held by them. In addition to the Demand Rights, the Principal Stockholders and their transferees are, subject to certain limitations, entitled to register Shares in connection with future registration statements prepared by the Company to register its equity securities. The Stockholders Agreement also contains customary terms and provisions with respect to, among other things, registration procedures and certain rights to indemnification granted by the parties to the Stockholders Agreement in connection with the registration of common stock pursuant to the Stockholders Agreement. As previously noted, affiliates of Morgan Stanley Dean Witter & Co. control the voting and disposition of all Shares owned by the Principal Stockholders and, as a result, all actions taken under the Stockholders Agreement remain under the sole control of Morgan Stanley Dean Witter & Co. None of the provisions of the Stockholders Agreement described in this paragraph are applicable to any stockholders of the Company other than the Principal Stockholders.

                             STOCKHOLDER PROPOSALS

     Based upon the past practices of the Company, the Company intends to hold its 1999 Annual Meeting of Stockholders on Thursday, May 20, 1999. Any stockholder of the Company who intends to submit a proposal to the Company at the 1999 Annual Meeting of Stockholders must submit such proposal to the Company at its corporate offices not later than December 11, 1998 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. If a stockholder intends to present a proposal at the 1999 Annual Meeting of Stockholders, but has not sought the inclusion of such a proposal in the Company's proxy statement and form of proxy, such proposal must be received by the Company at its corporate offices prior to February 24, 1999 or the Company's management proxies for the 1999 Annual Meeting of Stockholders will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Company's proxy statement or form of proxy.

                                 OTHER MATTERS

     The Company does not know of any other matters that may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the Shares in accordance with their judgment on such matters.

     The entire expense of preparing, assembling, printing and mailing the proxy form and the form of material used in the solicitation of proxies will be paid by the Company. In addition, proxies may be solicited personally or by telephone, mail or telegraph. Officers or employees of the Company may assist with personal or telephone solicitation and will receive no additional compensation therefor. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Shares. If there are follow-up requests for proxies, the Company may employ other persons for such purposes.

                                   By Order of the Board of Directors,

                                   ALAN L. TALLIS
                                   Secretary

                                                                         ANNEX A

                              RED ROOF INNS, INC.

             AMENDED AND RESTATED 1996 EMPLOYEE STOCK PURCHASE PLAN

SEC.1.  PURPOSE.

     The purpose of the Amended and Restated 1996 Employee Stock Purchase Plan (the "Plan") of Red Roof Inns, Inc. (the "Company") is to provide Eligible Employees (as defined in sec.4, below) with an opportunity to acquire or increase a proprietary interest in the Company by applying payroll deductions to the purchase of shares of the Company's common stock, par value $0.01 (the "Shares"). The Plan is intended to meet the requirements of sec.423 of the Internal Revenue Code of 1986, as amended (the "Code").

SEC.2.  ADMINISTRATION; AUTHORITY OF THE COMMITTEE.

     The Plan shall be administered by a committee (the "Committee") of not less than two directors of the Company appointed by the Company's Board of Directors (the "Board"); provided that no Eligible Employee shall be a member of the Committee, and members of the Committee shall be "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the Committee shall serve at the pleasure of the Board, which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company. The Committee may adopt any rules it considers appropriate for the conduct of its business or the administration of the Plan, make interpretations of the Plan, and take any other actions it considers appropriate in connection with the Plan, all in a manner consistent with the other provisions of the Plan. The decisions of the Committee on matters within its jurisdiction under the Plan shall be conclusive and binding.

     The Committee shall have the authority to modify any or all of the provisions set forth in sec.sec.5, 6, 7, 8, 9, and 13 of the Plan. Unless and until modified by the Committee, these provisions shall be as set forth herein. Notwithstanding the foregoing, the Committee shall have no authority to make any modifications to any provisions the effect of which would cause the Plan to fail to meet the requirements of sec.423 of the Code.

     The Board may, in its discretion at any time and from time to time, disband the Committee and assume all duties and authority under the Plan theretofore vested in the Committee; provided that, in such case: (a) no director who is eligible to participate in the Plan shall be involved in the administration of the Plan; (b) the Board may, in its discretion at any time, re-appoint the Committee to administer the Plan pursuant to the foregoing provisions of this sec.2; and (c) the term "Committee", as used in the Plan, shall thereafter mean the Board or such new Committee, as the case may be.

SEC.3.  SHARES SUBJECT TO THE PLAN.

     The maximum aggregate number of Shares reserved and available for purchase under the Plan is 300,000 Shares, which may be authorized but unissued Shares or issued Shares reacquired by the Company and held as treasury Shares. Such aggregate number of Shares shall be subject to adjustment under sec.16 of the Plan.

SEC.4.  ELIGIBILITY.

     Any employee of the Company shall be eligible to participate in the Plan (each such employee, an "Eligible Employee"). No employee of The Morgan Stanley Real Estate Fund, L.P. ("MSREF"), or any of its affiliates (as defined in sec.11(b)(i), below) other than the Company, or any parent or any subsidiary of the Company, as defined in sec.424 of the Code, shall be an Eligible Employee.

     Notwithstanding any other provision of this Plan to the contrary, no person who is otherwise an Eligible Employee shall be permitted to purchase Shares under the Plan to the extent that:

          (a) it would cause such person to own stock (including stock which would be owned if all outstanding options to purchase stock owned by such person were exercised) possessing five percent or more of the total combined voting power or value of all classes of stock of the Company, its parent, or any of its subsidiaries, taking into account the attribution rules of sec.424(d) of the Code; or

          (b) it would cause such person to have rights to purchase stock of the Company, its parent, and its subsidiaries under the Plan and under all other "employee stock purchase plans" (as defined in sec.423 of the Code) of the Company, its parent, and its subsidiaries which accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such right is granted) for each calendar year in which such right is outstanding. For purposes of this sec.4(b): (i) the right to purchase stock accrues when the right (or any portion thereof) first becomes exercisable during the calendar year; and (ii) the number of shares of stock under one right may not be carried over to any other right.

SEC.5.  PARTICIPATION.

     In order to participate in the Plan during any Contribution Period (as defined in sec.20, below), an Eligible Employee must enroll in the Plan for that Contribution Period by (a) completing an election to participate in the Plan (an "Election") on a form provided by the Company, and (b) filing the Election with the Company between the first Business Day (as defined in sec.20, below) of January and the last Saturday of such month, inclusive, during the calendar year in which the Contribution Period begins; provided that an Election shall be effective only if the Participant (as defined in sec.20, below) remains continuously employed by the Company from the date of filing that Election through the last Saturday of January of the Contribution Period for which the Election is being filed, unless the reason for termination of the Participant's employment is retirement (as defined in sec.20, below).

SEC.6.  PAYROLL DEDUCTIONS.

     Each Participant shall (a) elect on such Participant's Election to authorize payroll deductions from such Participant's Base Pay (as defined in sec.20, below), and (b) specify the percentage of such Participant's Base Pay to be deducted. The percentage specified shall be a whole percent between one and 10 percent, inclusive, and a Participant may not during any Contribution Period change the rate of payroll deduction elected for that Contribution Period. Deductions shall be made according to the Participant's Election for each paycheck the Participant receives beginning with the Participant's first paycheck on or after the first day of the Contribution Period and ending with the Participant's last paycheck on or before the last day of the Contribution Period. Deductions shall be made automatically by the Company. A deduction from a paycheck shall always be credited in its entirety to the Contribution Period in which the paycheck was received. On the date of each paycheck, the amount deducted from each Participant's Base Pay shall be credited to the Cash Plan Account (as defined in sec.20, below) maintained in such Participant's name.

SEC.7.  APPOINTMENT OF AGENT; AGENT'S POWERS AND DUTIES.

     Bank One Trust Company, NA, Columbus, Ohio, is appointed to act as agent of the Company and of the Participants under the Plan (the "Agent"). The Agent accepts the agency created under the Plan and agrees to perform the obligations imposed under the Plan as outlined in the separate agency agreement between the parties, which agency agreement is incorporated herein by reference. The Agent shall be accountable to the Participants for the Shares held in each Participant's Stock Plan Accounts (as defined in sec.20, below) and for dividends received with respect thereto.

     Cash dividends and other cash distributions received by the Agent on Shares held in its custody under the Plan shall be distributed and paid by the Agent pro rata to the Participants in accordance with their interests in the Shares with respect to which the dividends or distributions are paid or made, and will be distributed to such Participants as soon as practical after the receipt thereof by the Agent.

     Dividends paid in Shares which are received by the Agent with respect to Shares held in its custody under the Plan shall be allocated to the Participants (rounded down to the nearest whole Share) in accordance with their interests in the Shares with respect to which the dividends are paid. In the event cash is paid in lieu of the issuance of fractional Shares, such cash shall be distributed by the Agent pro rata to the Participants in accordance with their interests in the Shares with respect to which the dividends are paid or made, and will be distributed to such Participants as soon as practical after the receipt thereof by the Agent.

     Property, other than Shares or cash, received by the Agent as a distribution on Shares held in its custody under the Plan, shall be sold by the Agent for the accounts of the Participants, and the Agent shall treat the proceeds of such sale in the same manner as cash dividends received by the Agent on Shares held in its custody under the Plan.

     Shares held for a Participant in such Participant's Stock Plan Account will be voted in accordance with the Participant's express written direction. In the absence of any such direction, such Shares will not be voted.

     The records of the Agent pertaining to the Plan shall be open to the inspection of the Company at all reasonable times and may be audited from time to time by any person or persons as the Company may specify in writing. The Agent shall furnish the Company with whatever information relating to the Stock Plan Accounts as the Company considers necessary.

     The Agent shall receive from the Company reasonable quarterly compensation as may be agreed upon from time to time between the Company and the Agent.

     The Agent may resign at any time as Agent of the Plan by giving 60 days written notice in advance to the Company. The Company, by giving 60 days written notice in advance to the Agent, may remove the Agent. In the event of the resignation or removal of an Agent, the Company shall appoint a successor Agent if it intends to continue the Plan. Each successor Agent shall succeed to the title of the Agent vested in its predecessor by accepting in writing its appointment as successor Agent and filing the acceptance with the former Agent and the Company without the signing or filing of any further statement. The resigning or removed Agent, upon receipt of acceptance in writing of the agency by the successor Agent, shall execute all documents and do all acts necessary to vest the title in any successor Agent. Each successor Agent shall have and enjoy all of the powers conferred under the Plan upon its predecessor. No successor Agent shall be personably liable for any act or failure to act of any predecessor Agent. With the approval of the Company, a successor Agent, with respect to the Plan, may accept the account rendered and the property delivered to it by a predecessor Agent without incurring any liability or responsibility for so doing.

SEC.8.  PURCHASE OF SHARES.

     Unless the Participant's participation in the Plan has been earlier terminated pursuant to sec.13 of the Plan, each Participant's right to purchase Shares under the Plan will be exercised automatically for such Participant on the last trading day of the Contribution Period according to the following procedure. The amount in each Participant's Cash Plan Account at the end of the Contribution Period shall be applied to the purchase of the number of Shares which results when the amount in such Participant's Cash Plan Account is divided by the Exercise Price (as defined in sec.20, below). If such number is not a whole number, the number of Shares purchased in the name of the Participant shall be the next lowest whole number, and the amount remaining in the Participant's Cash Plan Account shall be (i) refunded to the Participant in cash if such Participant is not participating in the Plan during the succeeding Contribution Period, or (ii) retained in such Participant's Cash Plan Account if such Participant is participating in the Plan during the succeeding Contribution Period. The number of Shares purchased pursuant to the foregoing shall be added to the number of Shares held in the Stock Plan Account. No right to purchase Shares under the Plan may be exercised after the last day of the applicable Contribution Period.

     As soon as practical following each purchase of Shares under this Plan, the Agent shall report to each Participant the number of Shares purchased on such Participant's behalf and the total number of Shares held on behalf of such Participant in such Participant's Stock Plan Account. The Agent shall hold in its name or in the name of its nominee all Shares purchased. No certificate will be issued to a Participant for Shares in such

Participant's Stock Plan Account unless such Participant so requests in writing or unless participation in the Plan is terminated. A Participant may request that a certificate for all or part of the Shares credited to such Participant's Stock Plan Account be sent to such Participant after the Shares have been purchased. All such requests must be in writing to the person designated by the Company as plan administrator (the "Plan Administrator"). In such case, a certificate or certificates shall be delivered to the requesting Participant within a commercially reasonable time period. No certificate for a fractional Share will be issued.

SEC.9.  SALE OF SHARES.

     A Participant may at any time, and without withdrawing from the Plan, by giving written notice to the Plan Administrator on or prior to a Sale Cutoff Date (as defined in sec.20, below), instruct the Plan Administrator to direct the Agent to sell all or part of the Shares held on behalf of such Participant in such Participant's Stock Plan Account (the "Sale Instructions"). Upon receipt of Sale Instructions from a Participant, the Plan Administrator shall give notice to the Agent directing the Agent to sell such number of Shares as indicated in such Sale Instructions (the "Sale Notice"). The Agent shall, on the Sale Date (as defined in sec.20, below), sell that number of Shares which is equal to the total number of Shares for which the Agent received Sale Notices from the Plan Administrator prior to the Sale Cutoff Date. All such Shares shall be sold in the marketplace at the prevailing market price. Thereafter, within five Business Days after the Sale Date, the Agent shall transmit to each Participant whose Shares were sold such Participant's pro rata share of the gross proceeds of such sale. The Company shall be responsible to pay, and shall pay when due, any and all bank service fees, brokerage charges, transfer taxes, and other expenses incurred with respect to any such sales.

     All Sale Instructions shall be irrevocable, and a Participant shall not have the right to withdraw any Sale Instructions once given to the Plan Administrator. Any Sale Instructions received after a Sale Cutoff Date shall be effective for the succeeding Sale Date.

SEC.10.  PURCHASES EXCEEDING INDIVIDUAL AND AGGREGATE LIMITS.

     In the event that the Fair Market Value of Shares (as defined in sec.20, below) to be purchased for a Participant for any Contribution Period exceeds the maximum dollar amount specified in sec.4(b), above, the maximum number of Shares permissible shall be purchased for the Participant, and the amount remaining in the Participant's Cash Plan Account shall be refunded to the Participant in cash. In the event that the purchase of Shares for any one Contribution Period would, if made, cause the total number of Shares purchased under the Plan for all Contribution Periods to exceed the aggregate number of Shares available under the Plan as set forth in sec.3, above, the number of Shares remaining available under the Plan prior to the Contribution Period then ending shall be allocated to the Participants for that Contribution Period in proportion to the Participants' Cash Plan Account balances, and any amounts remaining in the Participants' Cash Plan Accounts after such allocation shall be refunded to the Participants in cash.

SEC.11.  AUTOMATIC EXERCISE OF RIGHTS TO PURCHASE SHARES UPON CHANGE IN CONTROL.

          (a) Impact of Event. Upon the occurrence of a Change in Control (defined below) or a Potential Change in Control (defined below): (i) all Elections shall become effective immediately, and all outstanding rights to purchase Shares under the Plan shall be exercised automatically for all Participants according to the provisions of sec.8, above, provided that, for purposes of determining the Exercise Price upon application of this sec.11, the last trading day of that Contribution Period shall be deemed to be the last trading day before the Change in Control or Potential Change in Control; and (ii) the Plan shall terminate as provided in sec.14(b).

          (b) Definition of Change in Control. For purposes of sec.11(a), "Change in Control" means the happening of any of the following:

             (i) When any "person" as defined in sec.3(a)(9) of the Exchange Act and as used in sec.sec.13(d) and 14(d) thereof, including a "group" as defined in sec.13(d) of the Exchange Act, but excluding the Company, any subsidiary of the Company, and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), and excluding MSREF and its affiliates (as defined in Rule 12b-2 under the Exchange Act), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

             (ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this sec.11(b)(ii); or

             (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company, a subsidiary of the Company, or MSREF or any of its affiliates through purchase of assets, by merger or otherwise.

          (c) Definition of Potential Change in Control. For purposes of sec.11(a), "Potential Change in Control" means the happening of any one of the following:

             (i) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in sec.11(b); or

             (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company, a subsidiary of the Company, or any Company employee benefit plan (including any trustee of such plan acting as such trustee), and other than MSREF and its affiliates) of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

          (d) Exceptions. Notwithstanding the foregoing, a change in control shall not be deemed to be a Change in Control for purposes of the Plan if the Board had approved such change prior to either (i) the commencement of any of the events described in sec.11(b)(i), (ii), or (iii) or sec.11(c)(i), or (ii) the commencement by any person other than the Company of a tender offer for Shares.

SEC.12.  RIGHTS AS STOCKHOLDER.

     Except as otherwise provided in sec.7 of the Plan with respect to Stock Plan Accounts maintained by the Agent, no Participant or such Participant's executor or administrator shall have any rights of a stockholder in the Company with respect to the Shares covered by a right to purchase Shares under the Plan unless and until a certificate representing such Shares has been duly issued and delivered to such Participant or such Participant's executor or administrator pursuant to the Plan.

SEC.13.  TERMINATION OF PARTICIPATION; RETIREMENT.

     A Participant shall receive a refund of the amount of funds held in such Participant's Cash Plan Account and a stock certificate for the number of Shares held in such Participant's Stock Plan Account if such Participant ceases to be an Eligible Employee for any reason other than retirement or death.

     A Participant shall receive a refund of the amount of funds held in such Participant's Cash Plan Account if (i) such Participant elects in writing to totally withdraw from participation in the Plan and delivers such election to the Company, (ii) the Board terminates the Plan as provided in sec.14 of the Plan, or (iii) such Participant dies. In the event of the foregoing, such Participant shall have the option of either receiving a stock certificate for the number of Shares held in such Participant's Stock Plan Account or selling, no later than the fourth Sale Date following the occurrence of one of the foregoing events, all of the Shares held in such

Participant's Stock Plan Account pursuant to sec.9 of the Plan. In addition, in the event of the foregoing, the Participant's participation in the Plan shall be terminated in all respects.

     A Participant shall receive a refund of the amount of funds held in such Participant's Cash Plan Account, but shall not otherwise receive a stock certificate for the number of Shares held in such Participant's Stock Plan Account, if such Participant elects in writing to terminate such Participant's participation in the Plan for the then-current Contribution Period and delivers such election to the Company.

     Upon retirement, a Participant shall have no further obligation nor will such Participant be permitted to make further contributions under the Plan. Upon retirement, a Participant shall have the right to either receive a refund of the amount of funds held in such Participant's Cash Plan Account or retain all such funds in such Cash Plan Account for the balance of the Contribution Period, at which time such funds shall be applied towards the purchase of Shares as set forth in sec.8 of the Plan. A retired Participant shall have the right to sell all of the Shares held in such Participant's Stock Plan Account pursuant to sec.9 of the Plan until such Participant's death or the termination of this Plan, whichever occurs first.

     The temporary disability or approved leave of absence of a Participant shall not result in the termination of the Participant's participation in the Plan for the Contribution Period in which such temporary disability or approved leave of absence begins.

SEC.14.  TERM AND TERMINATION OF PLAN.

     The Plan shall be in effect for 10 consecutive Contribution Periods (the first Contribution Period ended on January 25, 1997); provided that the Plan (a) may be terminated at any time in the discretion of and upon appropriate action by the Board, and (b) shall be terminated (i) after the exercise of all rights to purchase Shares under the Plan pursuant to sec.11, above, and (ii) at such time as the aggregate number of Shares subject to the Plan as set forth in sec.3, above, including any adjustments made pursuant to sec.16, below, has been purchased.

SEC.15.  AMENDMENT OF PLAN.

     The Committee may at any time, or from time to time, amend the Plan as permitted in sec.2 of the Plan. The Board may at any time, or from time to time, amend the Plan in any respect; provided that without the approval of holders of stock entitled to exercise a majority of the voting power of the Company no amendment may be made (a) increasing the aggregate number of Shares which may be issued under the Plan (other than an increase pursuant to sec.16, below); (b) decreasing the Exercise Price (other than a decrease resulting from the operation of sec.16, below); (c) withdrawing the administration of the Plan from a Committee consisting of persons not eligible to participate in the Plan; or
(d) changing the designation of subsidiaries eligible to participate in the Plan. Any amendment requiring stockholder approval under this sec.15 shall be submitted to the stockholders of the Company for approval as soon as practicable after adoption of the amendment by the Board but in any event not later than 12 months after the adoption of the amendment. If such amendment is not approved by the stockholders of the Company within 12 months before or after the adoption of the amendment by the Board, such amendment shall become null and void and have no further force or effect.

SEC.16.  CHANGES IN CAPITAL STRUCTURE.

     In the event that the Shares shall be changed into or exchanged for a different number or kind of Shares or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, split-up, combination of shares, or otherwise), or the number of Shares shall be increased through a stock split or the payment of a stock dividend, then there shall be substituted for or added to each Share theretofore reserved for sale under the Plan, the number and kind of Shares or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share shall be entitled, as the case may be.

SEC.17.  APPLICATION OF FUNDS.

     All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Shares or refunded to Participants or both. Cash Plan Accounts for individual Participants will not be segregated, nor will interest be paid thereon.

SEC.18.  RIGHTS NOT TRANSFERABLE.

     Rights to purchase Shares under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution and are exercisable during the Participant's lifetime only by the Participant. Any payment of cash or issuance of Shares under the Plan may be made only to the Participant or, in the event of the Participant's death, to the Participant's estate.

SEC.19.  GOVERNMENTAL REGULATIONS; SECURITIES LAW RESTRICTIONS.

     The Company's obligation to issue, sell, and deliver Shares under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such Shares.

     No right to purchase Shares under the Plan shall be exercisable and no Shares shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company may require each person acquiring Shares pursuant to the exercise of a right granted under the Plan to represent and warrant to and agree with the Company in writing that the person is acquiring the Shares without a view to distribution thereof and to make such additional representations, warranties and agreements as the Company may reasonably request.

     All certificates for Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities laws, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions or applicable restrictions under the Plan.

     Notwithstanding any provision of this Plan to the contrary, no payroll deductions or contributions shall take place and no Shares may be purchased under this Plan with respect to Eligible Employees resident in any state unless the Shares under this Plan are exempt from registration under the securities laws of such state, or the purchase is an exempt transaction under the securities laws of such state or are registered by description, qualification, coordination or otherwise under the securities laws of such state.

SEC.20.  CERTAIN DEFINITIONS.

     For the purposes of the Plan, the following terms shall have the respective meanings assigned to them below:

          (a) "Base Pay" means the regular compensation which a Participant is entitled to receive and does not include overtime, bonuses, or other items which are not considered to be regular compensation by the Committee.

          (b) "Business Day" shall mean any day other than a Saturday, Sunday, day on which banks located in Columbus, Ohio, are required or authorized to close for general banking business, or day on which the New York Stock Exchange is closed.

          (c) "Cash Plan Account" shall mean the account maintained, for bookkeeping purposes, by the Company on behalf of each Participant in which amounts deducted from each Participant's Base Pay shall be credited.

          (d) "Contribution Period" shall mean the approximate one-year period beginning on the Sunday immediately following the last Saturday of January of one year and continuing through the last Saturday of January of the following year.

          (e) "Exercise Price" for each Contribution Period shall mean the lesser of 85 percent of the Fair Market Value of the Shares on the last trading day before the first day of the Contribution Period (which, for purposes of the Plan, shall be deemed to be the date a right to purchase Shares under the Plan is granted) or 85 percent of the Fair Market Value of the Shares on the last trading day of the Contribution Period (which, for purposes of the Plan, shall be deemed to be the date a right to purchase Shares under the Plan is exercised).

          (f) "Fair Market Value of the Shares" as of any given date shall mean the (i) last reported sale price on the New York Stock Exchange, (ii) last reported sale price on the NASDAQ National Market system, (iii) mean between the high and low bid and ask prices, as reported by the National Association of Securities Dealers, Inc., or (iv) last reported sale price on any other stock exchange on which the Shares are listed, whichever is applicable.

          (g) "Participant" shall mean any person on whose behalf a Cash Plan Account or a Stock Plan Account is maintained pursuant to the provisions of the Plan.

          (h) "Retirement" shall mean either (i) termination of employment at or beyond age 55 with at least 10 years of service for the Company, its parent, or any of its subsidiaries, or (ii) termination of employment as a result of total and permanent disability.

          (i) "Sale Date" shall mean each Friday of each month, unless such day is not a Business Day, in which case such term shall mean the first Business Day following such day.

          (j) "Sale Cutoff Date" shall mean the day which is two Business Days prior to a Sale Date.

          (k) "Stock Plan Account" shall mean the account maintained, for bookkeeping purposes, by the Agent on behalf of each Participant in which the number of Shares held on behalf of each Participant shall be credited.

          (l) "Total and permanent disability" shall mean the Participant's permanent inability, as certified by a competent medical authority designated by the Committee, to engage in any occupation for which the Participant is reasonably qualified by education, training, or experience.

SEC.21.  GENDERS AND NUMBERS.

     When permitted by the context, each pronoun used in this document includes the same pronoun in other genders and numbers, and each noun used in this document includes the same noun in other genders.

SEC.22.  EFFECTIVE DATE.

     This amendment and restatement of the Plan shall be effective as of the date of its adoption by the Board.

                                                                         ANNEX B

                              RED ROOF INNS, INC.

           AMENDED AND RESTATED 1994 MANAGEMENT EQUITY INCENTIVE PLAN

SEC.1.  PURPOSES OF PLAN.

     The purpose of this Amended and Restated 1994 Management Equity Incentive Plan (the "Plan") of Red Roof Inns, Inc. (the "Company"), which amends and restates the Company's Management Stock Option Plan dated December 29, 1994 (the "Original Plan"), is to advance the interests of the Company and its stockholders by providing a means of attracting and retaining key employees for the Company and its subsidiary corporations. In order to serve this purpose, the Plan encourages and enables key employees to participate in the Company's future prosperity and growth by providing them with incentives based on the Company's performance, development, and financial success. These objectives will be promoted by granting to key employees equity-based awards (the "awards") in the form of: (a) Incentive Stock Options ("ISOs"), which are intended to qualify under sec.422 of the Internal Revenue Code of 1986, as amended (the "Code"); (b) stock options which are not intended so to qualify ("NQSOs") (ISOs and NQSOs are referred to together hereinafter as "Stock Options"); (c) shares of the Company's common stock, $0.01 par value (the "Shares"), which will be subject to certain conditions and restrictions ("Restricted Shares"); and (d) Performance Units, as described in sec.7, below.

SEC.2.  ADMINISTRATION OF PLAN.

     The Plan shall be administered by a committee (the "Committee") of not less than two directors of the Company appointed by the Company's Board of Directors (the "Board"); provided that members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the Committee shall serve at the pleasure of the Board, which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company. The Committee shall have the power and authority to:
(a) select Eligible Employees (as defined in sec.3, below) as recipients of awards (such recipients, "Participants"); (b) grant Stock Options, Restricted Shares, or Performance Units, or any combination thereof; (c) determine the number and type of awards to be granted; (d) determine the terms and conditions, not inconsistent with the terms hereof, of any award, including without limitation time and performance restrictions; (e) adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; (f) interpret the terms and provisions of the Plan and any award granted and any agreements relating thereto; and (g) take any other actions the Committee considers appropriate in connection with, and otherwise supervise the administration of, the Plan. All decisions made by the Committee pursuant to the provisions hereof, including without limitation decisions with respect to employees to be granted awards and the number and type of awards, shall be made in the Committee's sole discretion and shall be final and binding on all persons.

SEC.3.  PARTICIPANTS IN PLAN.

     The persons eligible to receive awards under the Plan ("Eligible Employees") shall include officers and other key employees of the Company or one or more of its subsidiary corporations who, in the opinion of the Committee, have responsibilities affecting the management, development, or financial success of the Company or such subsidiary corporations.

SEC.4.  SHARES SUBJECT TO PLAN.

     The maximum aggregate number of Shares which may be issued under the Plan shall be 4,000,000 Shares; provided that in no event shall more than 10% of the Shares authorized for issuance under the Plan be granted in the form of awards other than Stock Options. The Shares which may be issued under the Plan may be authorized but unissued Shares or issued Shares reacquired by the Company and held as Treasury Shares. The maximum number of Shares with respect to which Stock Options, Restricted Shares, and Performance Units may be granted to any single Participant under the Plan during any single fiscal year of the Company shall be 400,000.

     If any Shares that have previously been the subject of a Stock Option cease to be the subject of a Stock Option (other than by reason of exercise), or if any Restricted Shares granted hereunder are forfeited by the holder, or if any Stock Option or other award terminates without a payment being made to the award recipient in the form of Shares, or if any Shares (whether or not restricted) previously distributed under the Plan are returned to the Company in connection with the exercise of an award (including without limitation in payment of the exercise price or tax withholding), such Shares shall again be available for distribution in connection with future awards under the Plan.

     If the Company (a) pays a stock dividend or makes a distribution in Shares without receiving consideration in the form of money, services, or property, (b) subdivides or splits its outstanding Shares into a greater number of Shares, or
(c) combines its outstanding Shares into a smaller number of Shares, then the aggregate number of Shares reserved for issuance pursuant to the Plan, the limitation on the number of Shares available under the Plan (including without limitation the limitations with respect to the maximum percentage of Shares subject to awards other than Stock Options and the maximum number of Shares per Participant per fiscal year), the number and exercise price of Shares subject to the unexercised portions of then-outstanding Stock Options, the purchase price (if any) for Restricted Shares, the financial Performance Goals (if any) of Shares the subject of Performance Unit awards, and such other characteristics or terms of awards under the Plan as the Committee shall deem appropriate, in its sole discretion, shall be adjusted so that, assuming that awards had been previously granted for all of the Shares so reserved, the Participants would be entitled to receive for the same aggregate price that number of Shares or other property which they would have owned after the happening of any of the events described above had they exercised all of their rights under such awards prior to the happening of such event. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend or other distribution or the effective date in the case of a subdivision, split, or combination.

     If the Company reclassifies or changes the Shares (except for splitting or combining, changing par value, changing from par value to no par value, or changing from no par value to par value) or participates in a consolidation or merger (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the Shares except as stated above), then the aggregate number of Shares available under the Plan (including without limitation the limitations with respect to the maximum percentage of Shares subject to awards other than Stock Options and the maximum number of Shares per Participant per fiscal year), the number and exercise price of Shares subject to the unexercised portions of then-outstanding Stock Options, the purchase price (if any) for Restricted Shares, the financial Performance Goals (if any) of Shares the subject of Performance Unit awards, and such other characteristics or terms of awards under the Plan as the Committee shall deem appropriate, in its sole discretion, shall be adjusted so that, assuming that awards had been previously granted for all the Shares so reserved, the Participants would be entitled to receive for the same aggregate price that number and type of shares of capital stock or other property which they would have owned after the happening of any of the events described above had they exercised all of their rights under such awards prior to the happening of such event.

     No adjustment pursuant to this section shall be required unless such adjustment would require an increase or decrease of at least 1% in the number or price of Shares; provided that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this section shall be made to the nearest cent or to the nearest full share, as the case may be. Anything in this section to the contrary notwithstanding, but subject to the provisions of sec.422 of the Code and Rule 16b-3 under the Exchange Act, the Company shall be entitled to make such reductions in the exercise price, in addition to those required by this section, as it, in its discretion, shall determine to be advisable in order that any stock dividends, subdivisions or splits of shares, distribution of rights to purchase shares or securities, or distribution of securities convertible into or exchangeable for shares hereafter made by the Company to its shareholders shall not be taxable.

     Whenever an adjustment is made pursuant to the preceding provisions of this section, the Company shall prepare a notice of such adjustment setting forth the terms and the effective date of such adjustment and shall mail such notice of adjustment to the Participants at their respective addresses appearing on the records of the Company or at such other address as any Participants may from time to time designate in writing to the Company.

SEC.5.  GRANT OF AWARDS.

     ISOs, NQSOs, Restricted Shares, and Performance Units may be granted alone or in addition to other awards granted under the Plan. Any awards granted under the Plan shall be in such form as the Committee may from time to time approve, consistent with the Plan, and the provisions of awards need not be the same with respect to each Participant.

     Any provision of the Plan to the contrary notwithstanding, without the consent of the Participant(s) affected, no provision of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under sec.422 of the Code or so as to disqualify any ISO under such sec.422.

     Each award granted under the Plan shall be authorized by the Committee and shall be evidenced by a written Stock Option Agreement, Restricted Share Agreement, or Performance Unit Agreement, as the case may be (collectively, "Award Agreements"), in form approved by the Committee from time to time, which shall be dated as of the date on which the award is granted, signed by an officer of the Company authorized by the Committee, and signed by the Participant, and which shall describe the award and state that the award is subject to all the terms and provisions of the Plan and such other terms and provisions, not inconsistent with the Plan, as the Committee may approve. The date on which the Committee approves the granting of an award shall be deemed to be the date on which the award is granted for all purposes, unless the Committee otherwise specifies in its approval. Nothing contained in the Plan or any resolution adopted by the Committee or the Board shall constitute the granting of an award under the Plan. The granting of an award under the Plan shall take place only if and when an Award Agreement has been duly executed and delivered by or on behalf of the Company and the Participant.

SEC.6.  STOCK OPTIONS.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate. Each Stock Option grant shall be evidenced by a written Stock Option Agreement, executed as set forth in sec.5, above, which shall be consistent with the Plan, including without limitation the following provisions:

          (a) Exercise Price.

             The exercise price per Share issuable upon exercise of a Stock Option shall be no less than the fair market value per Share on the date the Stock Option is granted; provided that, if the Participant at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the exercise price per Share shall be at least 110% of the fair market value of the Shares subject to the ISO on the date of grant. For purposes of the Plan, the fair market value of the Shares shall mean, as of any given date, the (i) last reported sale price on the New York Stock Exchange, (ii) last reported sale price on the NASDAQ National Market System, (iii) mean between the high and low bid and ask prices, as reported by the National Association of Securities Dealers, Inc., or (iv) last reported sale price on any other stock exchange on which the Shares are listed, whichever is applicable; provided that if none of the foregoing is applicable, fair market value shall be determined by the Committee in good faith.

          (b) Vesting and Exercise of Options.

             A Stock Option shall be exercisable only with respect to the Shares which have become vested pursuant to the terms of that Stock Option. Each Stock Option shall become vested with respect to

        Shares subject to that Stock Option on such date or dates and on the basis of such other criteria, including without limitation the performance of the Company, as the Committee may determine, in its discretion, and as shall be specified in the applicable Stock Option Agreement. The Committee shall have the authority, in its discretion, to accelerate the time at which a Stock Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other law or other changes in circumstances occurring after the award of such Stock Option. Notwithstanding any provision of this sec.6 to the contrary, any Options (as defined in the Original Plan) granted under the Original Plan which, as of the effective date of this Plan, are unexercised and which have not expired or been terminated for any reason shall remain subject to the terms and conditions, including without limitation vesting provisions, of the Stock Option Agreements under which such Options were granted.

          (c) Term.

             No Stock Option shall be exercisable after the expiration of 10 years from the date on which that Stock Option is granted. With respect to ISOs, if the Participant at the time the ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the ISO shall not be exercisable after the expiration of five years from the date on which the ISO is granted.

          (d) Method of Exercise.

             A Stock Option may be exercised, in whole or in part, by giving written notice to the Secretary of the Company stating the number of Shares (which must be a whole number) to be purchased. Subject to compliance with all other terms and conditions of the Plan and the Stock Option Agreement relating to such Stock Option, the Company shall deliver, at the specified time at the principal office of the Company, a certificate for such Shares to the person entitled to receive such Shares upon receipt of payment of the full purchase price for such Shares by certified or bank cashier's check or other form of payment acceptable to the Company, or, if approved by the Committee, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total exercise price, (ii) delivery or offset against Shares to be received upon exercise of the Stock Option having a fair market value equal to the total exercise price at the time of exercise, or (iii) a combination of the preceding methods.

          (e) Restrictions on Shares Subject to Stock Options.

             Shares issued upon the exercise of any Stock Option may be made subject to such transferability or other restrictions or conditions as the Committee may determine, in its discretion, and as shall be set forth in the applicable Stock Option Agreement.

          (f) Reload Options.

             The Committee may, effective as of the date of exercise by a Participant of all or part of a Stock Option, grant to that Participant an additional Stock Option (a "Reload Option") to purchase at fair market value as of the date of exercise of the exercised Stock Option (the "Underlying Option") the number of Shares used by the Participant (by delivery or offset pursuant to sec.6(d), above) in paying the purchase price for the Shares subject to the Underlying Option or retained by the Company to cover withholding taxes pursuant to sec.10 below; provided that (i) a Reload Option may only be granted during the period the Participant is an employee of the Company or any subsidiary corporation; (ii) a Reload Option may be exercised only between the date of its grant and the date of expiration of the Underlying Option; and
        (iii) the Reload Option shall be evidenced by a written Reload Option Agreement containing such additional terms and provisions, not inconsistent with the Plan, as the Committee shall approve, including without limitation a provision for the grant of an additional Reload Option with respect to Shares used by the Participant to pay for Shares, or retained by the Company for withholding taxes, upon the exercise of all or part of the underlying Reload Option.

          (g) Transferability.

             Stock Options shall not be transferable by the Participant except with the prior approval of the Committee and only in compliance with the restrictions imposed under sec.16(b) of the Exchange Act. ISOs shall not be transferable by the Participant other than by will or the laws of descent and distribution. Any attempted transfer without Committee approval shall be null and void. Unless Committee approval of the transfer shall have been obtained, all Stock Options shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative. Without limiting the generality of the foregoing, the Committee may, in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any Stock Option other than any ISO by a Participant to a member of such Participant's family or to a trust or partnership whose beneficiaries are members of the Participant's family. In such case, the Stock Option shall be exercisable only by such transferee. For purposes of this provision, a Participant's "family" shall include the Participant's spouse, children, grandchildren, nieces, and nephews.

          (h) Termination of Employment by Reason of Death or Disability.

             If a Participant's employment by the Company and its subsidiary corporations terminates by reason of the Participant's death or disability (as defined in sec.22(e)(3) of the Code with respect to ISOs, and, with respect to NQSOs, as defined by the Committee in its discretion at the time of grant and set forth in the Stock Option Agreement), then (i) unless otherwise determined by the Committee within 60 days of such death or disability, to the extent a Stock Option held by such Participant is not vested as of the date of death or disability, such Stock Option shall automatically terminate on such date; and (ii) to the extent a Stock Option held by such Participant is vested (whether pursuant to its terms, a determination of the Committee under the preceding clause (i), or otherwise) as of the date of death or disability, such Stock Option may thereafter be exercised by the Participant, the legal representative of the Participant's estate, the legatee of the Participant under the will of the Participant, or the distributee of the Participant's estate, whichever is applicable, for a period of one year (or such other period as the Committee may specify at or after grant or death or disability) from the date of death or disability or until the expiration of the stated term of such Stock Option, whichever period is shorter.

          (i) Termination of Employment by Reason of Retirement.

             If a Participant's employment by the Company and its subsidiary corporations terminates by reason of the Participant's retirement, then each NQSO held by such Participant may thereafter be exercised by the Participant according to its terms, including without limitation for such period after such termination of employment as shall be set forth in the applicable Stock Option Agreement, and each ISO held by such Participant may thereafter be exercised by the Participant for a period of 90 days from the date of such termination of employment, or until the expiration of the stated term of such ISO, whichever period is shorter. For purposes of the Plan, retirement shall mean voluntary termination of employment by a Participant from the Company and its subsidiary corporations after attaining age 55 and having at least five years of service with the Company or any of its subsidiary corporations.

          (j) Other Termination of Employment.

             If a Participant's employment by the Company and its subsidiary corporations terminates for any reason other than death, disability, or retirement, then (i) to the extent any Stock Option held by such Participant is not vested as of the date of termination, such Stock Option shall automatically terminate on such date; and (ii) unless otherwise determined by the Committee at or after grant or termination, to the extent any Stock Option held by such Participant is vested as of the date of such termination, such Stock Option may thereafter be exercised for a period of 90 days from the date of termination; provided that, upon the termination of the Participant's employment by the Company or its subsidiary corporations for Cause, any and all unexercised Stock Options granted to such Participant shall immediately lapse and be of no further force or effect. For purposes of the Plan, whether termination of a Participant's employment by or service to the Company or any of its subsidiary corporations is for "Cause" shall be determined by the Committee, in its sole discretion.

          (k) Effect of Termination of Participant's Employment on Transferee.

             Except as otherwise permitted by the Committee in its sole discretion, no Stock Option held by a transferee of a Participant pursuant to the fifth sentence of sec.6(g), above, shall remain exercisable for any period of time longer than would otherwise be permitted under sec.sec.6(h), (i), and (j) without specification of other periods by the Committee as provided therein.

          (l) sec.422 Limitations.

             The aggregate fair market value (determined as of the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by the Participant during any calendar year under the Plan and any other stock option plan of the Company and its affiliates shall not exceed $100,000.

SEC.7.  RESTRICTED SHARES.

     Restricted Shares awarded under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate. Each Restricted Share grant shall be evidenced by a written Restricted Share Agreement, executed as set forth in sec.5, above, which shall be consistent with the Plan, including without limitation the following provisions:

          (a) Price.

             The purchase price for Restricted Shares shall be any price set by the Committee but may not be less than the par value of such Restricted Shares. Payment in full of the purchase price, if any, shall be made by certified or bank cashier's check or other form of payment acceptable to the Company, or, if approved by the Committee, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total purchase price, or (ii) a combination of the preceding methods.

          (b) Acceptance of Restricted Shares.

             At the time the Restricted Shares are awarded, the Committee may determine that such Shares shall, after vesting, be further restricted as to transferability or be subject to repurchase by the Company or forfeiture upon occurrence of certain events determined by the Committee, in its sole discretion, and specified in the Restricted Share Agreement. Awards of Restricted Shares must be accepted by the Participant within 30 days (or such other period as the Committee may specify at grant) after the award date by executing the Restricted Share Agreement and paying the price, if any, required under sec.7(a), above. The Participant shall not have any rights with respect to the award of Restricted Shares unless and until the Participant has executed the Restricted Share Agreement, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of the award.

          (c) Share Restrictions.

             Subject to the provisions of the Plan and the applicable Restricted Share Agreement, during such period as may be set by the Committee, in its discretion, and as shall be set forth in the applicable Restricted Share Agreement (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber the Restricted Shares. Subject to the limitations set forth in the first sentence of sec.4, above, the Committee shall have the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Restricted Shares. Unless otherwise determined by the Committee at or after grant or termination of the Participant's employment, if the Participant's employment by the Company and its subsidiary corporations terminates during the Restriction Period, all Restricted Shares held by such Participant and still subject to restriction shall be forfeited by the Participant.

          (d) Stock Certificate and Legends.

             Upon payment in full of the purchase price, if any, each Participant receiving a Restricted Share award shall be issued a stock certificate with respect to the Restricted Shares awarded. Such certificate shall be registered in the name of such Participant. The Committee may require that the stock certificates evidencing such Restricted Shares be held by the Company until the restrictions thereon have lapsed, and that, as a condition of any Restricted Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by the award.

          (e) Stockholder Rights.

             Except as provided in this sec.7, the Participant shall have, with respect to the Restricted Shares, all of the rights of a stockholder of the Company, including without limitation the right to vote the Restricted Shares and the right to receive any dividends or other distributions with respect to the Restricted Shares, but subject, however, to those restrictions placed on the Restricted Shares under the Plan and as specified by the Committee in the Restricted Share Agreement.

          (f) Expiration of Restriction Period.

             Upon the expiration of the Restriction Period without prior forfeiture of the Restricted Shares subject to such Restriction Period, unrestricted stock certificates for such Shares shall be delivered to the Participant.

SEC.8.  PERFORMANCE UNITS.

     The Committee may award Performance Units under the Plan. Each Performance Unit shall be evidenced by a Performance Unit Agreement as provided in sec.5, above, and shall represent the right of the Participant to receive an amount equal to the value related to the Performance Units awarded, such value to be determined in the manner established by the Committee at the time of the award, including without limitation a value per Performance Unit equal to the fair market value of a Share. Performance Units granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate.

          (a) Establishment of Performance Accounts.

             At the time of award, the Company shall establish an account (the "Performance Account") for each Participant awarded Performance Units. Performance Units awarded to each Participant shall be credited to such Participant's Performance Account.

          (b) Performance Periods and Goals.

             (i) The performance period for each award of Performance Units shall be of such duration as the Committee shall establish at the time of the award (the "Performance Period"). There may be more than one award in existence at any one time, and Performance Periods may differ.

             (ii)At the time of each award of Performance Units, the Committee shall establish a range of performance goals (the "Performance Goals") to be achieved during the Performance Period. The Performance Goals shall be determined by the Committee using such measures of the performance of the Company over the Performance Period as the Committee shall select, including without limitation earnings, return on capital, or any performance goal approved by the stockholders of the Company in accordance with sec.162(m) of the Code. Performance Units awarded to Participants will be earned as determined by the Committee with respect to the attainment of the Performance Goals set for the Performance Period. Attainment of the highest Performance Goal for the Performance Period will earn 100% of the Performance Units awarded for the Performance Period; failure to attain the lowest Performance Goal for the Performance Period will earn none of the Performance Units awarded for the Performance Period.

             (iii) Attainment of the Performance Goals will be calculated from the consolidated financial statements of the Company but shall exclude
        (A) the effects of changes in federal income tax rates,

        (B) the effects of unusual, non-recurring, and extraordinary items as defined by Generally Accepted Accounting Principles ("GAAP"), and (C) the cumulative effect of changes in accounting principles in accordance with GAAP. The Performance Goals may vary for different Performance Periods and need not be the same for each Participant receiving an award for a Performance Period. The Committee may, in its sole discretion, subject to the limitations of sec.17, vary the terms and conditions of any Performance Unit award, including without limitation the Performance Period and Performance Goals, without stockholder approval, as applied to any recipient who is not a "covered employee" with respect to the Company as defined in sec.162(m) of the Code. In the event applicable tax or securities laws change to permit the Committee discretion to alter the governing performance measures as they pertain to covered employees without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

          (c) Rights and Benefits During Performance Period.

             The Committee may provide that amounts equivalent to interest at such rates as the Committee may determine shall be payable with respect to Performance Units. All amounts payable pursuant to this sec.8(c) shall be credited for valuation purposes to the Participant's Performance Account.

          (d) Payment Respecting Performance Units.

             (i) Performance Units shall be earned to the extent that the terms and conditions of the Plan are met. Notwithstanding the foregoing, Performance Units and any other amounts credited to the Participant's Performance Account shall be payable to the Participant only when, if, and to the extent that the Committee determines to make such payment.

             (ii)Any payment determination with respect to each award of Performance Units and the corresponding Performance Period shall be made by the Committee during the first six months following the end of the Performance Period. If such determination is not made during such six-month period, all amounts credited to the Participant's Performance Account with respect to that award and the corresponding Performance Period shall become immediately payable in cash by the Company.

             (iii) Payment for Performance Units and any related amounts equivalent to interest may be made in a lump sum or in installments, in cash, Shares, other awards, other property, or a combination thereof, and may have such other terms as the Committee may determine.

          (e) Termination of Employment.

             If a Participant's employment by the Company and its subsidiary corporations terminates before the end of any Performance Period with the consent of the Committee, or upon the Participant's death, retirement (as defined in sec.6(i), above), or disability (as defined by the Committee in its discretion at the time of grant and set forth in the Performance Unit Agreement), the Committee, taking into consideration the performance of such Participant and the performance of the Company over the Performance Period, may authorize the payment to such Participant (or his legal representative or designated beneficiary) of all or a portion of the amount which would have been paid to him had his employment continued to the end of the Performance Period. If the Participant's employment by the Company and its subsidiary corporations terminates for any other reason, all Performance Units and amounts credited to the Participant's Performance Account shall be forfeited.

SEC.9.  RESTRICTION ON EXERCISE AFTER TERMINATION.

     Notwithstanding any provision of this Plan to the contrary, no unexercised right created under this Plan (an "Unexercised Right") and held by a Participant on the date of termination of such Participant's employment by the Company and its subsidiary corporations for any reason shall be exercisable after such termination if, prior to such exercise, the Participant (a) takes other employment or renders services to others without the written consent of the Company, (b) violates any non-competition, confidentiality, conflict of interest, or similar provision set forth in the Award Agreement pursuant to which such Unexercised Right was awarded, or (c) otherwise conducts himself in a manner adversely affecting the Company in the sole discretion of the Committee.

SEC.10.  WITHHOLDING TAX.

     The Company, at its option, shall have the right to require the Participant or any other person receiving Shares, Restricted Shares, or Performance Units to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, Restricted Shares, or Performance Units or, in lieu of such payment, to retain or sell without notice a number of such Shares sufficient to cover the amount required to be so withheld. The Company, at its option, shall have the right to deduct from all dividends paid with respect to Shares and Restricted Shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments. The Company, at its option, shall also have the right to require a Participant to pay to the Company the amount of any taxes which the Company is required to withhold with respect to the receipt by the Participant of Shares pursuant to the exercise of a Stock Option, or, in lieu thereof, to retain, or sell without notice, a number of Shares sufficient to cover the amount required to be withheld. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements acceptable to the Company.

SEC.11.  SECURITIES LAW RESTRICTIONS.

     No right under the Plan shall be exercisable and no Share shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company shall not be required to deliver any Shares or other securities under the Plan prior to such registration or other qualification of such Shares or other securities under any state or federal law, rule, or regulation as the Committee shall determine to be necessary or advisable.

     The Committee may require each person acquiring Shares under the Plan (a) to represent and warrant to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof, and
(b) to make such additional representations, warranties, and agreements with respect to the investment intent of such person or persons as the Committee may reasonably request. Any certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

SEC.12.  CHANGE IN CONTROL.

          (a) Accelerated Vesting and Company Purchase Option.

             Notwithstanding any provision of this Plan or any Award Agreement to the contrary (unless such Award Agreement contains a provision referring specifically to this sec.12 and stating that this sec.12 shall not be applicable to the award evidenced by such Award Agreement), if a Change in Control (as defined below) occurs, then:

                (i) any and all Stock Options theretofore granted and not fully vested shall thereupon become vested and exercisable in full and shall remain so exercisable in accordance with their terms, and the restrictions applicable to any or all Restricted Shares and Performance Units shall lapse and such Shares and awards shall be fully vested; provided that no Stock Option or other award right which has previously been exercised or otherwise terminated shall become exercisable; and

                (ii) the Company may, at its option, terminate any or all unexercised Stock Options and portions thereof not more than 30 days after such Change in Control; provided that the Company shall, upon such termination and with respect to each Stock Option so terminated, pay to the Participant (or such Participant's transferee, if applicable) theretofore holding such Stock Option cash in an amount equal to the difference between the fair market value (as defined in sec.6(a), above) of the Shares subject to the Stock Option at the time the Company exercises its option under this sec.12(a)(ii) and the exercise price of the Stock Option; and provided further that if such fair market value is less than such exercise price, then the Committee may, in its discretion, terminate such Stock Option without any payment.

          (b) Definition of Change in Control.

             For purposes of the Plan, a "Change in Control" means:

                (i) any transaction or series of transactions, including, but not limited to, any merger, consolidation, or reorganization which results when any "person", as defined in sec.3(a)(9) of the Exchange Act and as used in sec.13(d) of the Exchange Act, but excluding the Company, any subsidiary of the Company, and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), and excluding the Morgan Stanley Real Estate Fund, L.P. and its affiliates (as defined in Rule 12b-2 under the Exchange Act), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 20% or more of the combined voting power of the Company's then-outstanding securities;

                (ii) When, during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this section; or

                (iii) when the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition of substantially all the Company's assets or merger, consolidation, or reorganization of the Company in which stockholders of the Company immediately prior to the transaction own less than 65% of the combined voting power of the surviving entity.

SEC.13.  NO ENLARGEMENT OF EMPLOYMENT RIGHTS.

     The adoption of this Plan and the grant of one or more awards to an employee of the Company or any of its subsidiaries shall not confer any right to the employee to continue in the employ of the Company or any such subsidiary and shall not restrict or interfere in any way with the right of his employer to terminate his employment at any time, with or without cause.

SEC.14.  RIGHTS AS STOCKHOLDER.

     No Participant or his executor or administrator or other transferee shall have any rights of a stockholder in the Company with respect to the Shares covered by an award unless and until a certificate representing such Shares has been duly issued and delivered to him under the Plan.

SEC.15.  ACCELERATION OF RIGHTS.

     The Committee shall have the authority, in its discretion, to accelerate the time at which a Stock Option or other award right shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant of the award.

SEC.16.  DEFINITION OF SUBSIDIARY.

     The terms "subsidiary" and "subsidiary corporation" when used in the Plan or any Award Agreement made pursuant to the Plan mean a subsidiary corporation as defined in sec.424(f) of the Code.

SEC.17.  INTERPRETATION, AMENDMENT OR TERMINATION OF PLAN.

     The interpretation by the Committee of any provision of the Plan or of any Award Agreement executed pursuant to the grant of an award under the Plan shall be final and conclusive upon all Participants or transferees under the Plan. The Board, without further action on the part of the stockholders of the Company, may from time to time alter, amend, or suspend the Plan or may at any time terminate the Plan, provided that: (a) no such action shall materially and adversely affect any outstanding Stock Option or other right under the Plan without the consent of the holder of such Stock Option or other right; (b) except for the adjustments provided for in sec.4, above, no amendment may be made by Board action without stockholder approval if the amendment would (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the number of Shares which may be issued under the Plan,
(iii) materially modify the requirements as to eligibility for participation in the Plan, or (iv) extend the maximum option period of Stock Options; and (c) amendments to the Plan described in Rule 16b-3(c)(2)(ii)(B) promulgated under the Exchange Act shall not be made more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in applicable tax and securities laws and accounting rules, as well as other developments.

SEC.18.  UNFUNDED STATUS OF THE PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made by the Company to a Participant or transferee nothing contained herein shall give any such Participant or transferee any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

SEC.19.  PROTECTION OF BOARD AND COMMITTEE.

     No member of the Board or the Committee shall have any liability for any determination or other action made or taken in good faith with respect to the Plan or any Option granted under the Plan.

SEC.20.  GOVERNMENT REGULATIONS.

     Notwithstanding any provision of the Plan or any Award Agreement executed pursuant to the Plan, the Company's obligations under the Plan and such Agreement shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental or regulatory agencies, including without limitation any stock exchange on which the Company's Shares may then be listed.

SEC.21.  GOVERNING LAW.

     The Plan shall be construed and governed by the laws of the State of Ohio except only to the extent that the General Corporation Law of the State of Delaware is necessarily applicable to the Company.

SEC.22.  GENDERS AND NUMBERS.

     When permitted by the context, each pronoun used in the Plan shall include the same pronoun in other genders and numbers.

SEC.23.  CAPTIONS.

     The captions of the various sections of the Plan are not part of the content of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

SEC.24.  EFFECTIVE DATE.

     The Plan shall be effective December 29, 1995. The Plan shall be submitted to the stockholders of the Company for approval and ratification as soon as practicable but in any event not later than 12 months after the adoption of the Plan by the Board. If the Plan is not approved and ratified by the stockholders of the Company within 12 months after the adoption of the Plan by the Board, the Plan and all awards granted under the Plan shall became null and void and have no further force or effect.

SEC.25.  TERM OF PLAN.

     No award shall be granted pursuant to the Plan on or after December 29, 2004, which represents the tenth anniversary of the effective date of the Original Plan, but awards granted prior to such tenth anniversary may extend beyond that date.

SEC.26.  EFFECT ON ORIGINAL PLAN.

     The Plan is an amendment and restatement of the Original Plan and supersedes the Original Plan in its entirety; provided that (a) all Options granted under the Original Plan shall continue in effect as NQSOs under the Plan, subject to the terms and conditions of the Plan, and to the extent not inconsistent with the Plan, the written agreements evidencing such Options, and
(b) the term "Plan", as used in such agreements, shall mean this Plan. In the event of any inconsistency between the provisions of this Plan and such agreements, the provisions of this Plan shall control.

SEC.27.  SAVINGS CLAUSE.

     In case any one or more of the provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed so as to foster the intent of this Plan. This Plan is intended to comply in all respects with applicable law and regulation, including sec.422 of the Code and, with respect to persons subject to sec.16 of the Exchange Act ("Reporting Persons"), Rule 16b-3 under the Exchange Act. In case any one or more of the provisions of this Plan shall be held to violate or be unenforceable in any respect under sec.422 or Rule 16b-3, then, to the extent permissible by law, any provision which could be deemed to violate or be unenforceable under sec.422 or Rule 16b-3 shall first be construed, interpreted, or revised retroactively to permit the Plan to be in compliance with sec.422 and Rule 16b-3. Notwithstanding anything in this Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of this Plan to Participants who are Reporting Persons or covered employees as defined under sec.162(m) of the Code without so restricting, limiting, or conditioning this Plan with respect to other Participants.

PROXY                                                                   PROXY

                              RED ROOF INNS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 17, 1998


      The undersigned appoints Francis W. Cash, David L. Rea, and Alan L. Tallis, or any of them, proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of Red Roof Inns, Inc., to be held on December 17, 1998 at 10:00 a.m., Eastern Time, and at any adjournments or postponements of the Annual Meeting, and to vote as specified in this Proxy all the Common Shares of the Company which the undersigned would be entitled to vote if personally present. This Proxy, when properly executed, will be voted in accordance with your indicated directions. If no direction is made, this Proxy will be voted FOR the election of Directors.

     The Board of Directors recommends a vote FOR the elections of Directors.

  YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE
            SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                 (Continued and to be signed on reverse side.)

                                                               For     Against   Abstain
1.  ELECTION OF CLASS III DIRECTORS
    Nominees: M.E. Foster, W.M. Lewis, Jr., J.A. Rogala        [ ]       [ ]       [ ]



    --------------------------------------------------
    (Except nominee(s) written above)


2.  AMENDMENT OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN         [ ]       [ ]       [ ]
    to increase the number of shares of common stock
    available by 200,000


3.  AMENDMENT OF THE AMENDED AND RESTATED 1994 MANAGEMENT      [ ]       [ ]       [ ]
    EQUITY INCENTIVE PLAN to increase the number of shares
    of common stock available for issuance by 1,600,000


4.  RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP   [ ]       [ ]       [ ]
    as the Company's independent accountants and auditors
    for the 1998 fiscal year

           Dated:                                          , 1998
                 ------------------------------------------

    -------------------------------------------------------------
                               Signature(s)

    -------------------------------------------------------------
    Please sign exactly as your name appears. Joint owners should each sign personally. Where applicable, indicate your official position or representative capacity.

--------------------------------------------------------------------------------------
                  -          FOLD AND DETACH HERE         -

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.